[A/B]
[LOGO]/R/

PROSPECTUS  |  NOVEMBER 30, 2018, AS REVISED FEBRUARY 1, 2019

AB Multi-Manager Select Retirement Funds/SM/
(Shares Offered--Exchange Ticker Symbol)


    AB Multi-Manager Select Retirement Allocation Fund              AB Multi-Manager Select 2035 Fund
    (Class A-TDAAX; Class C-TDACX; Advisor                          (Class A-TDMAX; Class C-TDMCX; Advisor
     Class-TDAYX; Class R-TDARX; Class K-TDAKX;                      Class-TDMYX; Class R-TDRMX; Class K-TDMKX;
     Class I-TDAIX; Class Z-TDAZX)                                   Class I-TDIMX; Class Z-TDMZX)

    AB Multi-Manager Select 2010 Fund                               AB Multi-Manager Select 2040 Fund
    (Class A-TDBAX; Class C-TDBCX; Advisor                          (Class A-TDJAX; Class C-TDJCX; Advisor
     Class-TDBYX; Class R-TDBRX; Class K-TDBKX;                      Class-TDJYX; Class R-TDJRX; Class K-TDJKX;
     Class I-TDIBX; Class Z-TDBZX)                                   Class I-TDJIX; Class Z-TDJZX)

    AB Multi-Manager Select 2015 Fund                               AB Multi-Manager Select 2045 Fund
    (Class A-TDCAX; Class C-TDCCX; Advisor                          (Class A-TDNAX; Class C-TDNCX; Advisor
     Class-TDCYX; Class R-TDCRX; Class K-TDCKX;                      Class-TDNYX; Class R-TDNRX; Class K-TDNKX;
     Class I-TDCIX; Class Z-TDCZX)                                   Class I-TDNIX; Class Z-TDNZX)

    AB Multi-Manager Select 2020 Fund                               AB Multi-Manager Select 2050 Fund
    (Class A-TDDAX; Class C-TDDCX; Advisor                          (Class A-TDLAX; Class C-TDCLX; Advisor
     Class-TDDYX; Class R-TDDRX; Class K-TDDKX;                      Class-TDLYX; Class R-TDLRX; Class K-TDLKX;
     Class I-TDDIX; Class Z-TDDZX)                                   Class I-TDLIX; Class Z-TDLZX)

    AB Multi-Manager Select 2025 Fund                               AB Multi-Manager Select 2055 Fund
    (Class A-TDAGX; Class C-TDCGX; Advisor                          (Class A-TDAPX; Class C-TDCPX; Advisor
     Class-TDGYX; Class R-TDGRX; Class K-TDGKX;                      Class-TDPYX; Class R-TDPRX; Class K-TDPKX;
     Class I-TDIGX; Class Z-TDGZX)                                   Class I-TDIPX; Class Z-TDPZX)

    AB Multi-Manager Select 2030 Fund                               AB Multi-Manager Select 2060 Fund
    (Class A-TDHAX; Class C-TDHCX; Advisor                          (Class A-TDQAX; Class C-TDQCX; Advisor
     Class-TDYHX; Class R-TDHRX; Class K-TDHKX;                      Class-TDQYX; Class R-TDQRX; Class K-TDQKX;
     Class I-TDIHX; Class Z-TDHZX)                                   Class I-TDQIX; Class Z-TDQZX)

Each of the AB Multi-Manager Select Retirement Funds seeks the highest total return over time consistent with its asset mix. The asset mix in each AB Multi-Manager Select Retirement Fund other than the AB Multi-Manager Select Retirement Allocation Fund ("Retirement Allocation Fund") emphasizes capital growth for periods further from retirement (which, for example, is the case for the AB Multi-Manager Select 2060 Fund) and capital preservation and income for periods nearer to and after retirement (which, for example, is the case for the AB Multi-Manager Select 2010 Fund). These AB Multi-Manager Select Retirement Funds gradually change their asset mix from a capital growth emphasis to a capital preservation and income emphasis until approximately fifteen years after the target retirement year. The Retirement Allocation Fund is managed with a conservative asset allocation.

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 800-221-5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at 800-221-5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED

ARE NOT FDIC INSURED
MAY LOSE VALUE
ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                                  Page
SUMMARY INFORMATION..............................................................................   4

  AB MULTI-MANAGER SELECT RETIREMENT ALLOCATION FUND.............................................   4

  AB MULTI-MANAGER SELECT 2010 FUND..............................................................   9

  AB MULTI-MANAGER SELECT 2015 FUND..............................................................  14

  AB MULTI-MANAGER SELECT 2020 FUND..............................................................  19

  AB MULTI-MANAGER SELECT 2025 FUND..............................................................  24

  AB MULTI-MANAGER SELECT 2030 FUND..............................................................  29

  AB MULTI-MANAGER SELECT 2035 FUND..............................................................  34

  AB MULTI-MANAGER SELECT 2040 FUND..............................................................  40

  AB MULTI-MANAGER SELECT 2045 FUND..............................................................  45

  AB MULTI-MANAGER SELECT 2050 FUND..............................................................  50

  AB MULTI-MANAGER SELECT 2055 FUND..............................................................  55

  AB MULTI-MANAGER SELECT 2060 FUND..............................................................  60

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS....................................  65

  Description of the Funds' Investment Objectives and Principal Strategies.......................  65

  Additional Discussion of Investment Practices and Risks of the Funds and the Underlying Funds..  66

INVESTING IN THE FUNDS...........................................................................  76

  How to Buy Shares..............................................................................  76

  The Different Share Class Expenses.............................................................  77

  Sales Charge Reduction Programs for Class A Shares.............................................  79

  CDSC Waivers and Other Programs................................................................  79

  Choosing a Share Class.........................................................................  80

  Payments to Financial Advisors and Their Firms.................................................  81

  How to Exchange Shares.........................................................................  82

  How to Sell or Redeem Shares...................................................................  82

  Frequent Purchases and Redemptions of Fund Shares..............................................  83

  How the Funds Value Their Shares...............................................................  84

MANAGEMENT OF THE FUNDS..........................................................................  86

DIVIDENDS, DISTRIBUTIONS AND TAXES...............................................................  89

GENERAL INFORMATION..............................................................................  90

GLOSSARY OF INVESTMENT TERMS.....................................................................  91

FINANCIAL HIGHLIGHTS.............................................................................  92

APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION...................................... A-1

APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS....................................................... B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

AB MULTI-MANAGER SELECT RETIREMENT ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 110 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                     CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS R, K, I AND Z
                                                                                SHARES   SHARES       SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None          None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None          None
------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None          None
------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                  .15%    .15%       .15%       .15%    .15%    .15%    .15%
Distribution and/or Service (12b-1) Fees                         .25%   1.00%       None       .50%    .25%    None    None
Other Expenses
  Transfer Agent                                                2.46%   2.55%      2.44%       .25%    .20%    .03%    .02%
  Other Expenses                                                2.33%   2.36%      2.40%      2.32%   2.32%   2.36%   4.88%
                                                              ------- -------    -------    ------- ------- ------- -------
Total Other Expenses                                            4.79%   4.91%      4.84%      2.57%   2.52%   2.39%   4.90%
                                                              ------- -------    -------    ------- ------- ------- -------
Acquired Fund Fees and Expenses (Underlying Funds)(c)            .47%    .47%       .47%       .47%    .47%    .47%    .47%
                                                              ------- -------    -------    ------- ------- ------- -------
Total Annual Fund Operating Expenses                            5.66%   6.53%      5.46%      3.69%   3.39%   3.01%   5.52%
                                                              ======= =======    =======    ======= ======= ======= =======
Fee Waiver and/or Expense Reimbursement(d)                    (4.73)% (4.85)%    (4.78)%    (2.51)% (2.46)% (2.33)% (4.84)%
                                                              ------- -------    -------    ------- ------- ------- -------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                           .93%   1.68%       .68%      1.18%    .93%    .68%    .68%
                                                              ======= =======    =======    ======= ======= ======= =======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)Acquired Fund Fees and Expenses are estimated for the current fiscal year. Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .37%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, 1.58%, .58%, 1.08%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2019 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .46%, 1.21%, .21%, .71%, .46%, .21% and .21% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares ("expense limitations"). The expense limitations will remain in effect until November 30, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's covered operating expenses to exceed the applicable expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  516  $  271*    $   69     $  120  $   95  $   69  $   69
After 3 Years   $1,636  $1,500     $1,203     $  897  $  812  $  710  $1,215
After 5 Years   $2,742  $2,788     $2,327     $1,693  $1,552  $1,376  $2,349
After 10 Years  $5,444  $5,841     $5,091     $3,778  $3,510  $3,162  $5,132
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 98% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its current asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund's net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund's investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed according to a conservative asset allocation, and although the Adviser may vary the relative weightings of the Fund's asset classes as described below, the portfolio allocation will not necessarily become more conservative over time. The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers, core fixed-income securities and short duration fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments within each asset class. The Fund invests significantly in fixed-income securities and short-term bonds. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's target asset mix is approximately 26.5% core fixed-income securities, 24% short duration fixed-income securities, 16.8% inflation sensitive instruments, 15.5% traditional equity securities, 10.2% defensive equity securities, 5% fixed-income diversifiers and 2% equity diversifiers. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 0.09%.

                                    [CHART]


 08      09      10      11      12      13      14       15       16       17
----    ----    ----    ----    ----    ----    ----    ------    -----    -----
 n/a     n/a     n/a     n/a     n/a     n/a     n/a    -1.63%    4.84%    8.83%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 2.60%, 1ST QUARTER, 2017; AND WORST QUARTER WAS DOWN -3.05%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          4.22%    2.74%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          3.97%    2.64%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  2.56%    2.09%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          6.99%    3.38%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          9.17%    4.44%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          8.61%    3.91%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          8.86%    4.18%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          9.01%    4.41%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          9.11%    4.43%
---------------------------------------------------------------------------------------------
S&P Target Date Retirement Income Index
(reflects no deduction for fees, expenses, or taxes)                        8.54%    4.71%
---------------------------------------------------------------------------------------------

*  Inception date: 12/15/2014.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

AB MULTI-MANAGER SELECT 2010 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 110 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                     CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS R, K, I AND Z
                                                                                SHARES   SHARES       SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None          None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None          None
------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None          None
------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                  .15%    .15%       .15%       .15%    .15%    .15%    .15%
Distribution and/or Service (12b-1) Fees                         .25%   1.00%       None       .50%    .25%    None    None
Other Expenses
  Transfer Agent                                                 .92%    .95%       .93%       .24%    .20%    .08%    .02%
  Other Expenses                                                1.58%   1.57%      1.67%      1.59%   1.59%   1.49%   1.51%
                                                              ------- -------    -------    ------- ------- ------- -------
Total Other Expenses                                            2.50%   2.52%      2.60%      1.83%   1.79%   1.57%   1.53%
                                                              ------- -------    -------    ------- ------- ------- -------
Acquired Fund Fees and Expenses (Underlying Funds)(c)            .54%    .54%       .54%       .54%    .54%    .54%    .54%
                                                              ------- -------    -------    ------- ------- ------- -------
Total Annual Fund Operating Expenses                            3.44%   4.21%      3.29%      3.02%   2.73%   2.26%   2.22%
                                                              ======= =======    =======    ======= ======= ======= =======
Fee Waiver and/or Expense Reimbursement(d)                    (2.49)% (2.51)%    (2.59)%    (1.82)% (1.78)% (1.56)% (1.52)%
                                                              ------- -------    -------    ------- ------- ------- -------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                           .95%   1.70%       .70%      1.20%    .95%    .70%    .70%
                                                              ======= =======    =======    ======= ======= ======= =======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)Acquired Fund Fees and Expenses are estimated for the current fiscal year. Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .42%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, 1.58%, .58%, 1.08%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2019 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .41%, 1.16%, .16%, .66%, .41%, .16% and .16% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares ("expense limitations"). The expense limitations will remain in effect until November 30, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  518  $  273*    $   72     $  122  $   97  $   72  $   72
After 3 Years   $1,214  $1,049     $  770     $  762  $  678  $  556  $  548
After 5 Years   $1,932  $1,940     $1,492     $1,427  $1,286  $1,067  $1,050
After 10 Years  $3,828  $4,229     $3,408     $3,208  $2,930  $2,473  $2,435
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 85% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund's net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund's investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"), in this case, 2010. The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers, core fixed-income securities and short duration fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 28% core fixed-income securities, 22% traditional equity securities, 18.9% inflation sensitive instruments, 12.3% short duration fixed-income securities, 11.9% defensive equity securities, 4.9% fixed-income diversifiers and 2% equity diversifiers. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

                                 [CHART]

                                                                Years Before Retirement
                                                                -----------------------
                                   45        40        35        30        25        20        15        10        5
                                 --------------------------------------------------------------------------------------
Traditional Equity               83.50%    83.50%    83.50%    79.82%    75.81%    66.50%    56.08%    46.10%    37.71%
Defensive Equity                  0.00%     0.00%     0.00%     3.40%     6.90%     9.50%    11.00%    11.90%    12.20%
Equity Diversifiers               7.00%     7.00%     7.00%     7.00%     7.00%     7.00%     6.30%     5.60%     4.90%
Inflation Sensitive               4.50%     4.50%     4.50%     4.78%     5.29%     7.00%     7.62%    12.40%    16.69%
Fixed-Income Diversifiers         0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.10%     2.80%     3.50%
Core Fixed-Income                 5.00%     5.00%     5.00%     5.00%     5.00%    10.00%    16.90%    21.20%    25.00%
Short Duration Fixed-Income       0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%

                             Retirement Age             Years After Retirement
                             --------------             ----------------------
                                   0          5         10        15       20        25
                                 ------    -----------------------------------------------
Traditional Equity               30.97%     25.36%    20.96%    15.48%    15.48%    15.48%
Defensive Equity                 12.10%     12.00%    11.80%    10.20%    10.20%    10.20%
Equity Diversifiers               3.50%      2.10%     2.00%     2.00%     2.00%     2.00%
Inflation Sensitive              21.43%     21.04%    18.24%    16.82%    16.82%    16.82%
Fixed-Income Diversifiers         4.90%      4.90%     4.90%     5.00%     5.00%     5.00%
Core Fixed-Income                27.10%     28.70%    27.70%    26.50%    26.50%    26.50%
Short Duration Fixed-Income       0.00%      5.90%    14.40%    24.00%    24.00%    24.00%



PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 0.54%.

                                    [CHART]


 08      09      10      11       12      13      14      15       16       17
----    ----    ----    ----     ----    ----    ----   ------    -----   ------
 n/a     n/a     n/a     n/a      n/a     n/a     n/a   -1.71%    6.12%   11.11%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 3.07%, 1ST QUARTER, 2017; AND WORST QUARTER WAS DOWN -4.12%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                           6.42%   3.99%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                           5.27%   3.43%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   4.07%   2.90%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                           9.21%   4.62%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          11.35%   5.71%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          10.84%   5.20%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          11.10%   5.42%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          11.34%   5.69%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          11.40%   5.72%
---------------------------------------------------------------------------------------------
S&P Target Date 2010 Index
(reflects no deduction for fees, expenses, or taxes)                         9.95%   5.54%
---------------------------------------------------------------------------------------------

*  Inception date: 12/15/2014.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

AB MULTI-MANAGER SELECT 2015 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 110 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                     CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS R, K, I AND Z
                                                                                SHARES   SHARES       SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None          None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None          None
------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None          None
------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .15%    .15%       .15%       .15%    .15%    .15%    .15%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%       None       .50%    .25%    None    None
Other Expenses
  Transfer Agent                                                .13%    .13%       .13%       .26%    .20%    .11%    .02%
  Other Expenses                                                .63%    .63%       .63%       .62%    .63%    .61%    .64%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                            .76%    .76%       .76%       .88%    .83%    .72%    .66%
                                                              ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses (Underlying Funds)(c)           .60%    .60%       .60%       .60%    .60%    .60%    .60%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                           1.76%   2.51%      1.51%      2.13%   1.83%   1.47%   1.41%
                                                              ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)                    (.79)%  (.79)%     (.79)%     (.91)%  (.86)%  (.75)%  (.69)%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                          .97%   1.72%       .72%      1.22%    .97%    .72%    .72%
                                                              ======  ======     ======     ======  ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)Acquired Fund Fees and Expenses are estimated for the current fiscal year. Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .46%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, 1.58%, .58%, 1.08%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2019 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .37%, 1.12%, .12%, .62%, .37%, .12% and .12% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares ("expense limitations"). The expense limitations will remain in effect until November 30, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  520  $  275*    $   74     $  124  $   99  $   74  $   74
After 3 Years   $  882  $  706     $  400     $  579  $  492  $  391  $  378
After 5 Years   $1,268  $1,265     $  749     $1,061  $  910  $  731  $  705
After 10 Years  $2,347  $2,786     $1,734     $2,390  $2,077  $1,693  $1,631
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 93% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund's net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund's investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"). The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers, core fixed-income securities and short duration fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 28.3% core fixed-income securities, 26.8% traditional equity securities, 21.1% inflation sensitive instruments, 12% defensive equity securities, 4.9% fixed-income diversifiers, 4.4% short duration fixed-income securities and 2.5% equity diversifiers. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

                                 [CHART]

                                                                Years Before Retirement
                                                                -----------------------
                                   45        40        35        30        25        20        15        10        5
                                 --------------------------------------------------------------------------------------
Traditional Equity               83.50%    83.50%    83.50%    79.82%    75.81%    66.50%    56.08%    46.10%    37.71%
Defensive Equity                  0.00%     0.00%     0.00%     3.40%     6.90%     9.50%    11.00%    11.90%    12.20%
Equity Diversifiers               7.00%     7.00%     7.00%     7.00%     7.00%     7.00%     6.30%     5.60%     4.90%
Inflation Sensitive               4.50%     4.50%     4.50%     4.78%     5.29%     7.00%     7.62%    12.40%    16.69%
Fixed-Income Diversifiers         0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.10%     2.80%     3.50%
Core Fixed-Income                 5.00%     5.00%     5.00%     5.00%     5.00%    10.00%    16.90%    21.20%    25.00%
Short Duration Fixed-Income       0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%

                             Retirement Age             Years After Retirement
                             --------------             ----------------------
                                   0          5         10        15       20        25
                                 ------    -----------------------------------------------
Traditional Equity               30.97%     25.36%    20.96%    15.48%    15.48%    15.48%
Defensive Equity                 12.10%     12.00%    11.80%    10.20%    10.20%    10.20%
Equity Diversifiers               3.50%      2.10%     2.00%     2.00%     2.00%     2.00%
Inflation Sensitive              21.43%     21.04%    18.24%    16.82%    16.82%    16.82%
Fixed-Income Diversifiers         4.90%      4.90%     4.90%     5.00%     5.00%     5.00%
Core Fixed-Income                27.10%     28.70%    27.70%    26.50%    26.50%    26.50%
Short Duration Fixed-Income       0.00%      5.90%    14.40%    24.00%    24.00%    24.00%



PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 0.74%.

                                    [CHART]


 08      09      10      11       12      13      14       15      16       17
----    ----    ----    ----     ----    ----    ----    ------   -----   ------
 n/a     n/a     n/a     n/a      n/a     n/a     n/a    -1.74%   6.92%   12.39%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 3.51%, 1ST QUARTER, 2017; AND WORST QUARTER WAS DOWN -4.51%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                           7.57%   4.70%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                           5.71%   3.59%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   5.06%   3.27%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          10.60%   5.38%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          12.71%   6.46%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          12.13%   5.92%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          12.50%   6.22%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          12.79%   6.46%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          12.67%   6.44%
---------------------------------------------------------------------------------------------
S&P Target Date 2015 Index
(reflects no deduction for fees, expenses, or taxes)                        11.39%   6.36%
---------------------------------------------------------------------------------------------

*  Inception date: 12/15/2014.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

AB MULTI-MANAGER SELECT 2020 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 110 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                     CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS R, K, I AND Z
                                                                                SHARES   SHARES       SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None          None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None          None
------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None          None
------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .15%    .15%       .15%       .15%    .15%    .15%    .15%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%       None       .50%    .25%    None    None
Other Expenses
  Transfer Agent                                                .10%    .10%       .10%       .26%    .20%    .05%    .02%
  Other Expenses                                                .31%    .31%       .31%       .31%    .31%    .27%    .32%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                            .41%    .41%       .41%       .57%    .51%    .32%    .34%
                                                              ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses (Underlying Funds)(c)           .57%    .57%       .57%       .57%    .57%    .57%    .57%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                           1.38%   2.13%      1.13%      1.79%   1.48%   1.04%   1.06%
                                                              ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)                    (.43)%  (.43)%     (.43)%     (.59)%  (.53)%  (.34)%  (.36)%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                          .95%   1.70%       .70%      1.20%    .95%    .70%    .70%
                                                              ======  ======     ======     ======  ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)Acquired Fund Fees and Expenses are estimated for the current fiscal year. Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .45%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, 1.58%, .58%, 1.08%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2019 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .38%, 1.13%, .13%, .63%, .38%, .13% and .13% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares ("expense limitations"). The expense limitations will remain in effect until November 30, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  518  $  273*    $   72     $  122  $   97  $   72  $   72
After 3 Years   $  803  $  626     $  316     $  506  $  416  $  297  $  301
After 5 Years   $1,109  $1,105     $  581     $  915  $  758  $  541  $  550
After 10 Years  $1,976  $2,428     $1,336     $2,057  $1,723  $1,240  $1,262
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 84% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund's net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund's investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"). The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers and core fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 32.7% traditional equity securities, 26.6% core fixed-income securities, 20.3% inflation sensitive instruments, 12.1% defensive equity securities, 4.6% fixed-income diversifiers and 3.9% equity diversifiers. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

                                 [CHART]

                                                                Years Before Retirement
                                                                -----------------------
                                   45        40        35        30        25        20        15        10        5
                                 --------------------------------------------------------------------------------------
Traditional Equity               83.50%    83.50%    83.50%    79.82%    75.81%    66.50%    56.08%    46.10%    37.71%
Defensive Equity                  0.00%     0.00%     0.00%     3.40%     6.90%     9.50%    11.00%    11.90%    12.20%
Equity Diversifiers               7.00%     7.00%     7.00%     7.00%     7.00%     7.00%     6.30%     5.60%     4.90%
Inflation Sensitive               4.50%     4.50%     4.50%     4.78%     5.29%     7.00%     7.62%    12.40%    16.69%
Fixed-Income Diversifiers         0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.10%     2.80%     3.50%
Core Fixed-Income                 5.00%     5.00%     5.00%     5.00%     5.00%    10.00%    16.90%    21.20%    25.00%
Short Duration Fixed-Income       0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%

                             Retirement Age             Years After Retirement
                             --------------             ----------------------
                                   0          5         10        15       20        25
                                 ------    -----------------------------------------------
Traditional Equity               30.97%     25.36%    20.96%    15.48%    15.48%    15.48%
Defensive Equity                 12.10%     12.00%    11.80%    10.20%    10.20%    10.20%
Equity Diversifiers               3.50%      2.10%     2.00%     2.00%     2.00%     2.00%
Inflation Sensitive              21.43%     21.04%    18.24%    16.82%    16.82%    16.82%
Fixed-Income Diversifiers         4.90%      4.90%     4.90%     5.00%     5.00%     5.00%
Core Fixed-Income                27.10%     28.70%    27.70%    26.50%    26.50%    26.50%
Short Duration Fixed-Income       0.00%      5.90%    14.40%    24.00%    24.00%    24.00%



PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 1.07%.

                                    [CHART]


 08      09      10      11       12      13      14       15       16      17
----    ----    ----    ----     ----    ----    ----    ------   -----   ------
 n/a     n/a     n/a     n/a      n/a     n/a     n/a    -1.69%   7.34%   13.85%



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 3.78%, 1ST QUARTER, 2017; AND WORST QUARTER WAS DOWN -5.17%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                           8.99%   5.43%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                           7.37%   4.37%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   5.76%   3.85%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          12.08%   6.11%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          14.04%   7.17%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          13.52%   6.64%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          13.90%   6.94%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          13.99%   7.13%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          14.13%   7.17%
---------------------------------------------------------------------------------------------
S&P Target Date 2020 Index
(reflects no deduction for fees, expenses, or taxes)                        12.80%   7.11%
---------------------------------------------------------------------------------------------

*  Inception date: 12/15/2014.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

AB MULTI-MANAGER SELECT 2025 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 110 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                     CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS R, K, I AND Z
                                                                                SHARES   SHARES       SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None          None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None          None
------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None          None
------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .15%    .15%       .15%       .15%    .15%    .15%    .15%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%       None       .50%    .25%    None    None
Other Expenses
  Transfer Agent                                                .11%    .12%       .11%       .25%    .20%    .10%    .02%
  Other Expenses                                                .21%    .21%       .21%       .21%    .21%    .20%    .22%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                            .32%    .33%       .32%       .46%    .41%    .30%    .24%
                                                              ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses (Underlying Funds)(c)           .55%    .55%       .55%       .55%    .55%    .55%    .55%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                           1.27%   2.03%      1.02%      1.66%   1.36%   1.00%    .94%
                                                              ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)                    (.35)%  (.36)%     (.35)%     (.49)%  (.44)%  (.33)%  (.27)%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                          .92%   1.67%       .67%      1.17%    .92%    .67%    .67%
                                                              ======  ======     ======     ======  ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)Acquired Fund Fees and Expenses are estimated for the current fiscal year. Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .46%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, 1.58%, .58%, 1.08%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2019 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .37%, 1.12%, .12%, .62%, .37%, .12% and .12% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares ("expense limitations"). The expense limitations will remain in effect until November 30, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  515  $  270*    $   68     $  119  $   94  $   68  $   68
After 3 Years   $  778  $  602     $  290     $  476  $  387  $  286  $  273
After 5 Years   $1,060  $1,060     $  529     $  856  $  703  $  520  $  494
After 10 Years  $1,864  $2,330     $1,216     $1,924  $1,597  $1,195  $1,130
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 80% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund's net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund's investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"). The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers and core fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 39.8% traditional equity securities, 24.1% core fixed-income securities, 15.6% inflation sensitive instruments, 12.1% defensive equity securities, 5.1% equity diversifiers and 3.3% fixed-income diversifiers. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

                                 [CHART]

                                                                Years Before Retirement
                                                                -----------------------
                                   45        40        35        30        25        20        15        10        5
                                 --------------------------------------------------------------------------------------
Traditional Equity               83.50%    83.50%    83.50%    79.82%    75.81%    66.50%    56.08%    46.10%    37.71%
Defensive Equity                  0.00%     0.00%     0.00%     3.40%     6.90%     9.50%    11.00%    11.90%    12.20%
Equity Diversifiers               7.00%     7.00%     7.00%     7.00%     7.00%     7.00%     6.30%     5.60%     4.90%
Inflation Sensitive               4.50%     4.50%     4.50%     4.78%     5.29%     7.00%     7.62%    12.40%    16.69%
Fixed-Income Diversifiers         0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.10%     2.80%     3.50%
Core Fixed-Income                 5.00%     5.00%     5.00%     5.00%     5.00%    10.00%    16.90%    21.20%    25.00%
Short Duration Fixed-Income       0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%

                             Retirement Age             Years After Retirement
                             --------------             ----------------------
                                   0          5         10        15       20        25
                                 ------    -----------------------------------------------
Traditional Equity               30.97%     25.36%    20.96%    15.48%    15.48%    15.48%
Defensive Equity                 12.10%     12.00%    11.80%    10.20%    10.20%    10.20%
Equity Diversifiers               3.50%      2.10%     2.00%     2.00%     2.00%     2.00%
Inflation Sensitive              21.43%     21.04%    18.24%    16.82%    16.82%    16.82%
Fixed-Income Diversifiers         4.90%      4.90%     4.90%     5.00%     5.00%     5.00%
Core Fixed-Income                27.10%     28.70%    27.70%    26.50%    26.50%    26.50%
Short Duration Fixed-Income       0.00%      5.90%    14.40%    24.00%    24.00%    24.00%



PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 1.65%.

                                    [CHART]


 08      09      10      11       12      13      14      15       16       17
----    ----    ----    ----     ----    ----    ----   ------    -----   ------
 n/a     n/a     n/a     n/a      n/a     n/a     n/a   -1.44%    7.63%   15.90%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 4.35%, 1ST QUARTER, 2017; AND WORST QUARTER WAS DOWN -5.65%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          10.97%   6.32%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                           9.56%   5.29%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   6.83%   4.55%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          14.08%   7.05%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          16.26%   8.13%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          15.64%   7.57%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          15.90%   7.85%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          16.18%   8.11%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          16.22%   8.11%
---------------------------------------------------------------------------------------------
S&P Target Date 2025 Index
(reflects no deduction for fees, expenses, or taxes)                        14.55%   7.91%
---------------------------------------------------------------------------------------------

*  Inception date: 12/15/2014.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

AB MULTI-MANAGER SELECT 2030 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 110 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                     CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS R, K, I AND Z
                                                                                SHARES   SHARES       SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None          None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None          None
------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None          None
------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .15%    .15%       .15%       .15%    .15%    .15%    .15%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%       None       .50%    .25%    None    None
Other Expenses
  Transfer Agent                                                .08%    .09%       .08%       .24%    .19%    .12%    .02%
  Other Expenses                                                .27%    .27%       .27%       .27%    .27%    .26%    .27%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                            .35%    .36%       .35%       .51%    .46%    .38%    .29%
                                                              ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses (Underlying Funds)(c)           .53%    .53%       .53%       .53%    .53%    .53%    .53%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                           1.28%   2.04%      1.03%      1.69%   1.39%   1.06%    .97%
                                                              ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)                    (.37)%  (.38)%     (.37)%     (.53)%  (.48)%  (.40)%  (.31)%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                          .91%   1.66%       .66%      1.16%    .91%    .66%    .66%
                                                              ======  ======     ======     ======  ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)Acquired Fund Fees and Expenses are estimated for the current fiscal year. Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .45%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, 1.58%, .58%, 1.08%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2019 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .38%, 1.13%, .13%, .63%, .38%, .13% and .13% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares ("expense limitations"). The expense limitations will remain in effect until November 30, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  514  $  269*    $   67     $  118  $   93  $   67  $   67
After 3 Years   $  779  $  603     $  291     $  481  $  393  $  297  $  278
After 5 Years   $1,063  $1,063     $  533     $  868  $  715  $  546  $  506
After 10 Years  $1,873  $2,339     $1,226     $1,954  $1,627  $1,258  $1,161
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 73% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund's net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund's investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"). The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers and core fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 48.6% traditional equity securities, 20.1% core fixed-income securities, 11.7% defensive equity securities, 11.2% inflation sensitive instruments, 5.8% equity diversifiers and 2.6% fixed-income diversifiers. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

                                 [CHART]

                                                                Years Before Retirement
                                                                -----------------------
                                   45        40        35        30        25        20        15        10        5
                                 --------------------------------------------------------------------------------------
Traditional Equity               83.50%    83.50%    83.50%    79.82%    75.81%    66.50%    56.08%    46.10%    37.71%
Defensive Equity                  0.00%     0.00%     0.00%     3.40%     6.90%     9.50%    11.00%    11.90%    12.20%
Equity Diversifiers               7.00%     7.00%     7.00%     7.00%     7.00%     7.00%     6.30%     5.60%     4.90%
Inflation Sensitive               4.50%     4.50%     4.50%     4.78%     5.29%     7.00%     7.62%    12.40%    16.69%
Fixed-Income Diversifiers         0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.10%     2.80%     3.50%
Core Fixed-Income                 5.00%     5.00%     5.00%     5.00%     5.00%    10.00%    16.90%    21.20%    25.00%
Short Duration Fixed-Income       0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%

                             Retirement Age             Years After Retirement
                             --------------             ----------------------
                                   0          5         10        15       20        25
                                 ------    -----------------------------------------------
Traditional Equity               30.97%     25.36%    20.96%    15.48%    15.48%    15.48%
Defensive Equity                 12.10%     12.00%    11.80%    10.20%    10.20%    10.20%
Equity Diversifiers               3.50%      2.10%     2.00%     2.00%     2.00%     2.00%
Inflation Sensitive              21.43%     21.04%    18.24%    16.82%    16.82%    16.82%
Fixed-Income Diversifiers         4.90%      4.90%     4.90%     5.00%     5.00%     5.00%
Core Fixed-Income                27.10%     28.70%    27.70%    26.50%    26.50%    26.50%
Short Duration Fixed-Income       0.00%      5.90%    14.40%    24.00%    24.00%    24.00%



PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 2.14%.

                                    [CHART]


 08      09      10      11       12      13      14      15       16       17
----    ----    ----    ----     ----    ----    ----   ------    -----   ------
 n/a     n/a     n/a     n/a      n/a     n/a     n/a   -0.77%    8.32%   17.73%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 4.97%, 1ST QUARTER, 2017; AND WORST QUARTER WAS DOWN -5.73%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          12.78%   7.41%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          11.02%   6.21%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   7.92%   5.33%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          15.83%   8.16%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          17.97%   9.23%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          17.41%   8.67%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          17.75%   8.95%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          18.03%   9.21%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          18.04%   9.22%
---------------------------------------------------------------------------------------------
S&P Target Date 2030 Index
(reflects no deduction for fees, expenses, or taxes)                        16.19%   8.65%
---------------------------------------------------------------------------------------------

*  Inception date: 12/15/2014.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

AB MULTI-MANAGER SELECT 2035 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 110 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                     CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS R, K, I AND Z
                                                                                SHARES   SHARES       SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None          None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None          None
------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None          None
------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .15%    .15%       .15%       .15%    .15%    .15%    .15%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%       None       .50%    .25%    None    None
Other Expenses
  Transfer Agent                                                .13%    .14%       .13%       .25%    .19%    .06%    .02%
  Other Expenses                                                .28%    .28%       .28%       .28%    .28%    .27%    .28%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                            .41%    .42%       .41%       .53%    .47%    .33%    .30%
                                                              ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses (Underlying Funds)(c)           .51%    .51%       .51%       .51%    .51%    .51%    .51%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                           1.32%   2.08%      1.07%      1.69%   1.38%    .99%    .96%
                                                              ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)                    (.43)%  (.44)%     (.43)%     (.55)%  (.49)%  (.35)%  (.32)%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                          .89%   1.64%       .64%      1.14%    .89%    .64%    .64%
                                                              ======  ======     ======     ======  ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)Acquired Fund Fees and Expenses are estimated for the current fiscal year. Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .45%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, 1.58%, .58%, 1.08%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2019 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .38%, 1.13%, .13%, .63%, .38%, .13% and .13% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares ("expense limitations"). The expense limitations will remain in effect until November 30, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  512  $  267*    $   65     $  116  $   91  $   65  $   65
After 3 Years   $  785  $  609     $  298     $  479  $  389  $  280  $  274
After 5 Years   $1,078  $1,078     $  548     $  866  $  708  $  513  $  500
After 10 Years  $1,912  $2,376     $1,267     $1,952  $1,615  $1,181  $1,149
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 71% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund's net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund's investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"). The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments, fixed-income diversifiers and core fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 58.7% traditional equity securities, 15.2% core fixed-income securities, 10.6% defensive equity securities, 7.5% inflation sensitive instruments, 6.5% equity diversifiers and 1.6% fixed-income diversifiers. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

                                 [CHART]

                                                                Years Before Retirement
                                                                -----------------------
                                   45        40        35        30        25        20        15        10        5
                                 --------------------------------------------------------------------------------------
Traditional Equity               83.50%    83.50%    83.50%    79.82%    75.81%    66.50%    56.08%    46.10%    37.71%
Defensive Equity                  0.00%     0.00%     0.00%     3.40%     6.90%     9.50%    11.00%    11.90%    12.20%
Equity Diversifiers               7.00%     7.00%     7.00%     7.00%     7.00%     7.00%     6.30%     5.60%     4.90%
Inflation Sensitive               4.50%     4.50%     4.50%     4.78%     5.29%     7.00%     7.62%    12.40%    16.69%
Fixed-Income Diversifiers         0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.10%     2.80%     3.50%
Core Fixed-Income                 5.00%     5.00%     5.00%     5.00%     5.00%    10.00%    16.90%    21.20%    25.00%
Short Duration Fixed-Income       0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%

                             Retirement Age             Years After Retirement
                             --------------             ----------------------
                                   0          5         10        15       20        25
                                 ------    -----------------------------------------------
Traditional Equity               30.97%     25.36%    20.96%    15.48%    15.48%    15.48%
Defensive Equity                 12.10%     12.00%    11.80%    10.20%    10.20%    10.20%
Equity Diversifiers               3.50%      2.10%     2.00%     2.00%     2.00%     2.00%
Inflation Sensitive              21.43%     21.04%    18.24%    16.82%    16.82%    16.82%
Fixed-Income Diversifiers         4.90%      4.90%     4.90%     5.00%     5.00%     5.00%
Core Fixed-Income                27.10%     28.70%    27.70%    26.50%    26.50%    26.50%
Short Duration Fixed-Income       0.00%      5.90%    14.40%    24.00%    24.00%    24.00%



PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 2.84%.

                                    [CHART]


 08      09      10      11       12      13      14       15      16       17
----    ----    ----    ----     ----    ----    ----    ------   -----   ------
 n/a     n/a     n/a     n/a      n/a     n/a     n/a    -0.71%   8.34%   19.84%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 5.61%, 1ST QUARTER, 2017; AND WORST QUARTER WAS DOWN -6.57%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          14.71%    8.18%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          12.99%    7.01%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   9.04%    5.96%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          17.99%    8.90%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          20.15%   10.01%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          19.52%    9.44%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          19.80%    9.72%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          20.07%    9.97%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          20.19%    9.99%
---------------------------------------------------------------------------------------------
S&P Target Date 2035 Index
(reflects no deduction for fees, expenses, or taxes)                        17.78%    9.36%
---------------------------------------------------------------------------------------------

*  Inception date: 12/15/2014.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

AB MULTI-MANAGER SELECT 2040 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 110 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                     CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS R, K, I AND Z
                                                                                SHARES   SHARES       SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None          None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None          None
------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None          None
------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .15%    .15%       .15%       .15%    .15%    .15%    .15%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%       None       .50%    .25%    None    None
Other Expenses
  Transfer Agent                                                .14%    .15%       .14%       .24%    .20%    .09%    .02%
  Other Expenses                                                .43%    .43%       .43%       .43%    .43%    .40%    .43%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                            .57%    .58%       .57%       .67%    .63%    .49%    .45%
                                                              ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses (Underlying Funds)(c)           .49%    .49%       .49%       .49%    .49%    .49%    .49%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                           1.46%   2.22%      1.21%      1.81%   1.52%   1.13%   1.09%
                                                              ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)                    (.58)%  (.59)%     (.58)%     (.68)%  (.64)%  (.50)%  (.46)%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                          .88%   1.63%       .63%      1.13%    .88%    .63%    .63%
                                                              ======  ======     ======     ======  ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)Acquired Fund Fees and Expenses are estimated for the current fiscal year. Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .44%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, 1.58%, .58%, 1.08%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2019 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .39%, 1.14%, .14%, .64%, .39%, .14% and .14% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares ("expense limitations"). The expense limitations will remain in effect until November 30, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  511  $  266*    $   64     $  115  $   90  $   64  $   64
After 3 Years   $  813  $  638     $  327     $  503  $  417  $  309  $  301
After 5 Years   $1,136  $1,136     $  609     $  917  $  768  $  574  $  556
After 10 Years  $2,049  $2,508     $1,415     $2,071  $1,758  $1,330  $1,287
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 85% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund's net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund's investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"). The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments and core fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 68.8% traditional equity securities, 8.9% defensive equity securities, 8.8% core fixed-income securities, 7% equity diversifiers and 6.6% inflation sensitive instruments. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

                                 [CHART]

                                                                Years Before Retirement
                                                                -----------------------
                                   45        40        35        30        25        20        15        10        5
                                 --------------------------------------------------------------------------------------
Traditional Equity               83.50%    83.50%    83.50%    79.82%    75.81%    66.50%    56.08%    46.10%    37.71%
Defensive Equity                  0.00%     0.00%     0.00%     3.40%     6.90%     9.50%    11.00%    11.90%    12.20%
Equity Diversifiers               7.00%     7.00%     7.00%     7.00%     7.00%     7.00%     6.30%     5.60%     4.90%
Inflation Sensitive               4.50%     4.50%     4.50%     4.78%     5.29%     7.00%     7.62%    12.40%    16.69%
Fixed-Income Diversifiers         0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.10%     2.80%     3.50%
Core Fixed-Income                 5.00%     5.00%     5.00%     5.00%     5.00%    10.00%    16.90%    21.20%    25.00%
Short Duration Fixed-Income       0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%

                             Retirement Age             Years After Retirement
                             --------------             ----------------------
                                   0          5         10        15       20        25
                                 ------    -----------------------------------------------
Traditional Equity               30.97%     25.36%    20.96%    15.48%    15.48%    15.48%
Defensive Equity                 12.10%     12.00%    11.80%    10.20%    10.20%    10.20%
Equity Diversifiers               3.50%      2.10%     2.00%     2.00%     2.00%     2.00%
Inflation Sensitive              21.43%     21.04%    18.24%    16.82%    16.82%    16.82%
Fixed-Income Diversifiers         4.90%      4.90%     4.90%     5.00%     5.00%     5.00%
Core Fixed-Income                27.10%     28.70%    27.70%    26.50%    26.50%    26.50%
Short Duration Fixed-Income       0.00%      5.90%    14.40%    24.00%    24.00%    24.00%



PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

  These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 2.89%.

                                    [CHART]


 08      09      10      11       12      13      14      15       16       17
----    ----    ----    ----     ----    ----    ----   ------    -----   ------
 n/a     n/a     n/a     n/a      n/a     n/a     n/a   -0.65%    8.36%   21.02%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 5.82%, 1ST QUARTER, 2017; AND WORST QUARTER WAS DOWN -6.99%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
-------------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          15.83%    8.61%
               --------------------------------------------------------------------------------
               Return After Taxes on Distributions                          14.25%    7.42%
               --------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   9.78%    6.30%
-------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          19.08%    9.36%
-------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          21.31%   10.45%
-------------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          20.76%    9.91%
-------------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          21.01%   10.17%
-------------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          21.26%   10.42%
-------------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          21.31%   10.45%
-------------------------------------------------------------------------------------------------
S&P Target Date 2040 Index
(reflects no deduction for fees, expenses, or taxes)                        18.87%    9.85%
-------------------------------------------------------------------------------------------------

*  Inception date: 12/15/2014.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

AB MULTI-MANAGER SELECT 2045 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 110 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                     CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS R, K, I AND Z
                                                                                SHARES   SHARES       SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None          None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None          None
------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None          None
------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .15%    .15%       .15%       .15%    .15%    .15%    .15%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%       None       .50%    .25%    None    None
Other Expenses
  Transfer Agent                                                .21%    .22%       .21%       .23%    .20%    .08%    .02%
  Other Expenses                                                .49%    .49%       .49%       .49%    .49%    .46%    .49%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Other Expenses                                            .70%    .71%       .70%       .72%    .69%    .54%    .51%
                                                              ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses (Underlying Funds)(c)           .48%    .48%       .48%       .48%    .48%    .48%    .48%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                           1.58%   2.34%      1.33%      1.85%   1.57%   1.17%   1.14%
                                                              ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(d)                    (.70)%  (.71)%     (.70)%     (.72)%  (.69)%  (.54)%  (.51)%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                          .88%   1.63%       .63%      1.13%    .88%    .63%    .63%
                                                              ======  ======     ======     ======  ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)Acquired Fund Fees and Expenses are estimated for the current fiscal year. Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .43%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, 1.58%, .58%, 1.08%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2019 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .40%, 1.15%, .15%, .65%, .40%, .15% and .15% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares ("expense limitations"). The expense limitations will remain in effect until November 30, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  511  $  266*    $   64     $  115  $   90  $   64  $   64
After 3 Years   $  837  $  662     $  352     $  512  $  428  $  318  $  312
After 5 Years   $1,185  $1,186     $  662     $  934  $  790  $  592  $  578
After 10 Years  $2,167  $2,622     $1,540     $2,110  $1,809  $1,372  $1,341
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 77% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund's net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund's investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"). The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments and core fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 76.8% traditional equity securities, 7% equity diversifiers, 6% defensive equity securities, 5.2% inflation sensitive instruments and 5% core fixed-income securities. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

                                 [CHART]

                                                                Years Before Retirement
                                                                -----------------------
                                   45        40        35        30        25        20        15        10        5
                                 --------------------------------------------------------------------------------------
Traditional Equity               83.50%    83.50%    83.50%    79.82%    75.81%    66.50%    56.08%    46.10%    37.71%
Defensive Equity                  0.00%     0.00%     0.00%     3.40%     6.90%     9.50%    11.00%    11.90%    12.20%
Equity Diversifiers               7.00%     7.00%     7.00%     7.00%     7.00%     7.00%     6.30%     5.60%     4.90%
Inflation Sensitive               4.50%     4.50%     4.50%     4.78%     5.29%     7.00%     7.62%    12.40%    16.69%
Fixed-Income Diversifiers         0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.10%     2.80%     3.50%
Core Fixed-Income                 5.00%     5.00%     5.00%     5.00%     5.00%    10.00%    16.90%    21.20%    25.00%
Short Duration Fixed-Income       0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%

                             Retirement Age             Years After Retirement
                             --------------             ----------------------
                                   0          5         10        15       20        25
                                 ------    -----------------------------------------------
Traditional Equity               30.97%     25.36%    20.96%    15.48%    15.48%    15.48%
Defensive Equity                 12.10%     12.00%    11.80%    10.20%    10.20%    10.20%
Equity Diversifiers               3.50%      2.10%     2.00%     2.00%     2.00%     2.00%
Inflation Sensitive              21.43%     21.04%    18.24%    16.82%    16.82%    16.82%
Fixed-Income Diversifiers         4.90%      4.90%     4.90%     5.00%     5.00%     5.00%
Core Fixed-Income                27.10%     28.70%    27.70%    26.50%    26.50%    26.50%
Short Duration Fixed-Income       0.00%      5.90%    14.40%    24.00%    24.00%    24.00%



PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations.These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 3.09%.

                                    [CHART]


 08      09      10      11       12      13      14      15       16       17
----    ----    ----    ----     ----    ----    ----   ------    -----   ------
 n/a     n/a     n/a     n/a      n/a     n/a     n/a   -0.88%    8.64%   21.48%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 5.77%, 1ST QUARTER, 2017; AND WORST QUARTER WAS DOWN -7.41%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          16.32%    8.75%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          14.78%    7.69%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   9.95%    6.45%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          19.64%    9.47%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          21.75%   10.54%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          21.13%   10.00%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          21.48%   10.31%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          21.74%   10.55%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          21.79%   10.55%
---------------------------------------------------------------------------------------------
S&P Target Date 2045 Index
(reflects no deduction for fees, expenses, or taxes)                        19.56%   10.18%
---------------------------------------------------------------------------------------------

*  Inception date: 12/15/2014.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

AB MULTI-MANAGER SELECT 2050 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 110 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                     CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS R, K, I AND Z
                                                                                SHARES   SHARES       SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None          None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None          None
------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None          None
------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                  .15%    .15%       .15%       .15%    .15%    .15%    .15%
Distribution and/or Service (12b-1) Fees                         .25%   1.00%       None       .50%    .25%    None    None
Other Expenses
  Transfer Agent                                                 .82%    .89%       .78%       .26%    .20%    .03%    .02%
  Other Expenses                                                1.17%   1.16%      1.19%      1.16%   1.16%   1.01%   1.17%
                                                              ------- -------    -------    ------- ------- ------- -------
Total Other Expenses                                            1.99%   2.05%      1.97%      1.42%   1.36%   1.04%   1.19%
                                                              ------- -------    -------    ------- ------- ------- -------
Acquired Fund Fees and Expenses (Underlying Funds)(c)            .49%    .49%       .49%       .49%    .49%    .49%    .49%
                                                              ------- -------    -------    ------- ------- ------- -------
Total Annual Fund Operating Expenses                            2.88%   3.69%      2.61%      2.56%   2.25%   1.68%   1.83%
                                                              ======= =======    =======    ======= ======= ======= =======
Fee Waiver and/or Expense Reimbursement(d)                    (2.00)% (2.06)%    (1.98)%    (1.43)% (1.37)% (1.05)% (1.20)%
                                                              ------- -------    -------    ------- ------- ------- -------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                           .88%   1.63%       .63%      1.13%    .88%    .63%    .63%
                                                              ======= =======    =======    ======= ======= ======= =======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)Acquired Fund Fees and Expenses are estimated for the current fiscal year. Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .44%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, 1.58%, .58%, 1.08%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2019 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .39%, 1.14%, .14%, .64%, .39%, .14% and .14% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares ("expense limitations"). The expense limitations will remain in effect until November 30, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  511  $  266*    $   64     $  115  $   90  $   64  $   64
After 3 Years   $1,097  $  939     $  622     $  660  $  571  $  427  $  459
After 5 Years   $1,709  $1,732     $1,207     $1,232  $1,080  $  814  $  878
After 10 Years  $3,355  $3,808     $2,796     $2,788  $2,478  $1,899  $2,049
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 79% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund's net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund's investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"). The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, defensive equity securities, equity diversifiers, inflation sensitive instruments and core fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 80.7% traditional equity securities, 7% equity diversifiers, 5% core fixed-income securities, 4.7% inflation sensitive instruments and 2.6% defensive equity securities. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S.

and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

                                 [CHART]

                                                                Years Before Retirement
                                                                -----------------------
                                   45        40        35        30        25        20        15        10        5
                                 --------------------------------------------------------------------------------------
Traditional Equity               83.50%    83.50%    83.50%    79.82%    75.81%    66.50%    56.08%    46.10%    37.71%
Defensive Equity                  0.00%     0.00%     0.00%     3.40%     6.90%     9.50%    11.00%    11.90%    12.20%
Equity Diversifiers               7.00%     7.00%     7.00%     7.00%     7.00%     7.00%     6.30%     5.60%     4.90%
Inflation Sensitive               4.50%     4.50%     4.50%     4.78%     5.29%     7.00%     7.62%    12.40%    16.69%
Fixed-Income Diversifiers         0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.10%     2.80%     3.50%
Core Fixed-Income                 5.00%     5.00%     5.00%     5.00%     5.00%    10.00%    16.90%    21.20%    25.00%
Short Duration Fixed-Income       0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%

                             Retirement Age             Years After Retirement
                             --------------             ----------------------
                                   0          5         10        15       20        25
                                 ------    -----------------------------------------------
Traditional Equity               30.97%     25.36%    20.96%    15.48%    15.48%    15.48%
Defensive Equity                 12.10%     12.00%    11.80%    10.20%    10.20%    10.20%
Equity Diversifiers               3.50%      2.10%     2.00%     2.00%     2.00%     2.00%
Inflation Sensitive              21.43%     21.04%    18.24%    16.82%    16.82%    16.82%
Fixed-Income Diversifiers         4.90%      4.90%     4.90%     5.00%     5.00%     5.00%
Core Fixed-Income                27.10%     28.70%    27.70%    26.50%    26.50%    26.50%
Short Duration Fixed-Income       0.00%      5.90%    14.40%    24.00%    24.00%    24.00%



PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

  These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 3.20%.

                                    [CHART]


 08      09      10      11       12      13      14      15       16       17
----    ----    ----    ----     ----    ----    ----   ------    -----   ------
 n/a     n/a     n/a     n/a      n/a     n/a     n/a   -1.00%    8.68%   21.71%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 5.87%, 1ST QUARTER, 2017; AND WORST QUARTER WAS DOWN -7.51%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          16.50%    8.81%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          15.21%    7.97%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  10.21%    6.60%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          19.91%    9.54%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          22.14%   10.64%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          21.52%   10.10%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          21.81%   10.34%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          22.05%   10.64%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          22.19%   10.66%
---------------------------------------------------------------------------------------------
S&P Target Date 2050 Index
(reflects no deduction for fees, expenses, or taxes)                        20.18%   10.46%
---------------------------------------------------------------------------------------------

*  Inception date: 12/15/2014.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

AB MULTI-MANAGER SELECT 2055 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page 110 of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                     CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS R, K, I AND Z
                                                                                SHARES   SHARES       SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None          None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None          None
------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None          None
------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                  .15%    .15%       .15%       .15%    .15%   .15%     .15%
Distribution and/or Service (12b-1) Fees                         .25%   1.00%       None       .50%    .25%   None     None
Other Expenses
  Transfer Agent                                                 .44%    .53%       .45%       .24%    .19%   .07%     .02%
  Other Expenses                                                 .98%    .97%       .97%       .97%    .98%   .91%     .98%
                                                              ------- -------    -------    ------- ------- ------  -------
Total Other Expenses                                            1.42%   1.50%      1.42%      1.21%   1.17%   .98%    1.00%
                                                              ------- -------    -------    ------- ------- ------  -------
Acquired Fund Fees and Expenses (Underlying Funds)(c)            .49%    .49%       .49%       .49%    .49%   .49%     .49%
                                                              ------- -------    -------    ------- ------- ------  -------
Total Annual Fund Operating Expenses                            2.31%   3.14%      2.06%      2.35%   2.06%  1.62%    1.64%
                                                              ======= =======    =======    ======= ======= ======  =======
Fee Waiver and/or Expense Reimbursement(d)                    (1.43)% (1.51)%    (1.43)%    (1.22)% (1.18)% (.99)%  (1.01)%
                                                              ------- -------    -------    ------- ------- ------  -------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                           .88%   1.63%       .63%      1.13%    .88%   .63%     .63%
                                                              ======= =======    =======    ======= ======= ======  =======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)Acquired Fund Fees and Expenses are estimated for the current fiscal year. Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .44%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, 1.58%, .58%, 1.08%, .83%, .58% and .58% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(d)Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until November 30, 2019 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .39%, 1.14%, .14%, .64%, .39%, .14% and .14% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares ("expense limitations"). The expense limitations will remain in effect until November 30, 2019 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period Any fees waived and expenses borne by the Adviser through January 5, 2016 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's operating expenses to exceed the applicable expense limitations. In connection with the Fund's investments in AB Government Money Market Portfolio (the "Money Market Portfolio"), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund's pro rata share of the Money Market Portfolio's effective management fee, as included in "Acquired Fund Fees and Expenses".

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
-----------------------------------------------------------------------------
After 1 Year    $  511  $  266*    $   64     $  115  $   90  $   64  $   64
After 3 Years   $  984  $  827     $  507     $  616  $  531  $  414  $  418
After 5 Years   $1,483  $1,513     $  976     $1,145  $1,000  $  788  $  796
After 10 Years  $2,852  $3,343     $2,275     $2,592  $2,295  $1,838  $1,859
-----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate (which does not reflect purchases and sales of securities by the Underlying Funds) was 73% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund's net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund's investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"). The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, equity diversifiers, inflation sensitive instruments and core fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 83.5% traditional equity securities, 7% equity diversifiers, 5% core fixed-income securities and 4.5% inflation sensitive instruments. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The

Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

                                 [CHART]

                                                                Years Before Retirement
                                                                -----------------------
                                   45        40        35        30        25        20        15        10        5
                                 --------------------------------------------------------------------------------------
Traditional Equity               83.50%    83.50%    83.50%    79.82%    75.81%    66.50%    56.08%    46.10%    37.71%
Defensive Equity                  0.00%     0.00%     0.00%     3.40%     6.90%     9.50%    11.00%    11.90%    12.20%
Equity Diversifiers               7.00%     7.00%     7.00%     7.00%     7.00%     7.00%     6.30%     5.60%     4.90%
Inflation Sensitive               4.50%     4.50%     4.50%     4.78%     5.29%     7.00%     7.62%    12.40%    16.69%
Fixed-Income Diversifiers         0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.10%     2.80%     3.50%
Core Fixed-Income                 5.00%     5.00%     5.00%     5.00%     5.00%    10.00%    16.90%    21.20%    25.00%
Short Duration Fixed-Income       0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%

                             Retirement Age             Years After Retirement
                             --------------             ----------------------
                                   0          5         10        15       20        25
                                 ------    -----------------------------------------------
Traditional Equity               30.97%     25.36%    20.96%    15.48%    15.48%    15.48%
Defensive Equity                 12.10%     12.00%    11.80%    10.20%    10.20%    10.20%
Equity Diversifiers               3.50%      2.10%     2.00%     2.00%     2.00%     2.00%
Inflation Sensitive              21.43%     21.04%    18.24%    16.82%    16.82%    16.82%
Fixed-Income Diversifiers         4.90%      4.90%     4.90%     5.00%     5.00%     5.00%
Core Fixed-Income                27.10%     28.70%    27.70%    26.50%    26.50%    26.50%
Short Duration Fixed-Income       0.00%      5.90%    14.40%    24.00%    24.00%    24.00%



PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.abfunds.com (click on "Investments--Mutual Funds").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2018, the year-to-date unannualized return for Class A shares was 3.22%.

                                    [CHART]


 08      09      10      11       12      13      14      15       16       17
----    ----    ----    ----     ----    ----    ----   ------    -----   ------
 n/a     n/a     n/a     n/a      n/a     n/a     n/a   -1.59%    8.68%   21.78%




During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 5.84%, 1ST QUARTER, 2017; AND WORST QUARTER WAS DOWN -7.60%, 3RD QUARTER, 2015.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2017)

                                                                                     SINCE
                                                                            1 YEAR INCEPTION*
---------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          16.62%    8.62%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions                          15.37%    7.73%
               ------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  10.16%    6.41%
---------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          19.87%    9.36%
---------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          22.12%   10.45%
---------------------------------------------------------------------------------------------
Class R        Return Before Taxes                                          21.50%    9.91%
---------------------------------------------------------------------------------------------
Class K        Return Before Taxes                                          21.70%   10.15%
---------------------------------------------------------------------------------------------
Class I        Return Before Taxes                                          22.02%   10.43%
---------------------------------------------------------------------------------------------
Class Z        Return Before Taxes                                          22.05%   10.46%
---------------------------------------------------------------------------------------------
S&P Target Date 2055 Index
(reflects no deduction for fees, expenses, or taxes)                        20.48%   10.61%
---------------------------------------------------------------------------------------------

*  Inception date: 12/15/2014.

** After-tax returns:

   -Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------------
Daniel J. Loewy             Since 2014      Senior Vice President of the Adviser

Christopher H. Nikolich     Since 2014      Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------------------------
Brian Huckstep      Since 2014      Portfolio Manager for the registered investment adviser
                                    subsidiaries of Morningstar, Inc.

John McLaughlin     Since 2015      Senior Investment Consultant for the registered
                                    investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

AB MULTI-MANAGER SELECT 2060 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek the highest total return (total return includes capital appreciation and income) over time consistent with its asset mix.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Fund--Sales Charge Reduction Programs for Class A Shares on page 79 of this Prospectus, in Appendix B--Financial Intermediary Waivers of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page [85] of the Fund's Statement of Additional Information ("SAI").

You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                                                     CLASS
                                                                                CLASS A  CLASS C   ADVISOR CLASS R, K, I AND Z
                                                                                SHARES   SHARES       SHARES        SHARES
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None         None          None
------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  1.00%(b)     None          None
------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None         None          None
------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                              CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                 .15%    .15%       .15%       .15%    .15%    .15%    .15%
Distribution and/or Service (12b-1) Fees                        .25%   1.00%       None       .50%    .25%    None    None
Other Expenses
  Transfer Agent                                                .27%    .27%       .27%       .26%    .20%    .12%    .02%
  Other Expenses                                                .32%    .32%       .32%       .32%    .32%    .32%    .32%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Other Expenses(c)                                         .59%    .59%       .59%       .58%    .52%    .44%    .34%
                                                              ------  ------     ------     ------  ------  ------  ------
Acquired Fund Fees and Expenses (Underlying Funds)(d)           .49%    .49%       .49%       .49%    .49%    .49%    .49%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses                           1.48%   2.23%      1.23%      1.72%   1.41%   1.08%    .98%
                                                              ======  ======     ======     ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(e)                    (.60)%  (.60)%     (.60)%     (.59)%  (.53)%  (.45)%  (.35)%
                                                              ------  ------     ------     ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
 Expense Reimbursement                                          .88%   1.63%       .63%      1.13%    .88%    .63%    .63%
                                                              ======  ======     ======     ======  ======  ======  ======
---------------------------------------------------------------------------------------------------------------------------

(a)Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge ("CDSC"), which may be subject to waiver in certain circumstances.

(b)For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after ten years.

(c)Total other expenses are based on estimated amounts for the current fiscal year.

(d)Acquired fund fees and expenses are based on estimated amounts for the current fiscal year. Acquired Fund Fees and Expenses include interest expense and certain costs related to short sales of the Underlying Funds. Without such expenses included, Acquired Fund Fees and Expenses would be .44%, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement would be .83%, 1.58%, .58%, 1.08%, .83%, .58% and .58%
   of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares.

(e)Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until February 1, 2020 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .39%, 1.14%, .14%, .64%, .39%, .14% and .14% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares ("expense limitations"). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund's covered operating expenses to exceed the applicable expense limitations.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same (except that offering costs are not included after the first year) and that any fee waiver and/or expense limitation is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               CLASS A CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I CLASS Z
----------------------------------------------------------------------------
After 1 Year    $511    $266*      $ 64       $115    $ 90    $ 64    $ 64
After 3 Years   $817    $640       $331       $484    $394    $299    $277
----------------------------------------------------------------------------

*If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

PORTFOLIO TURNOVER
The Fund (or an Underlying Fund) pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance.

PRINCIPAL STRATEGIES
The Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income. To achieve its investment objective, the Fund focuses its investments while minimizing short term risks on a combination of AB Mutual Funds and mutual funds and exchange-traded funds, or ETFs, managed by unaffiliated third parties ("Underlying Funds") representing a variety of asset classes and investment styles. The Fund invests in the Underlying Funds in accordance with its target asset mix. In order to implement the Fund's investment strategies, Morningstar Investment Management LLC ("Morningstar"), the Fund's sub-adviser, selects Underlying Funds within each asset class for investment by the Fund from among AB Mutual Funds and funds offered by other fund complexes that have entered into a participation agreement or similar arrangement with the Fund. The Adviser has directed Morningstar to normally select Underlying Funds so that 10% to 50% of the Fund's net assets is invested in AB Mutual Funds. ETFs will normally represent a significant portion of the Fund's investments, and these ETFs are typically passive vehicles intended to track the performance of particular securities indices rather than actively-managed funds.

The Fund is managed to the specific year of planned retirement included in its name (the "retirement date"). The Fund's asset mix will become more conservative, with an increasing exposure to investments in fixed-income securities and short-term bonds, each year until reaching the year approximately fifteen years after the retirement date. At that time, the Fund will no longer be managed to become more conservative each year, although the Adviser may continue to vary the relative weightings of the Fund's asset classes as described below. This strategy reflects the objective of pursuing the maximum amount of total return, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of the Fund, the Fund's investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income and seeks to minimize the likelihood that an investor in the Fund experiences a significant loss of capital at a more advanced age.

The Fund allocates its investments in Underlying Funds that invest in the following asset classes: traditional equity securities, equity diversifiers, inflation sensitive instruments and core fixed-income securities (including high yield bonds or "junk bonds"). For these purposes, inflation sensitive instruments include investments in funds focused on real estate securities, commodities and inflation-indexed securities, fixed-income diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and low correlation with fixed-income markets such as market neutral funds, short duration fixed-income securities include investments in funds focused on minimizing risk of loss by maintaining average maturities of three years or less, defensive equity securities include investments in funds focusing on low volatility equities and other equity strategies emphasizing high-quality cash flows and dividends, and equity diversifiers include investments in funds engaged in certain alternative strategies that seek reduced volatility and limited correlation with equity markets such as equity long/short funds. The Fund may also invest directly in investments in each asset class. Each Underlying Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, in an effort to earn income, to gain or adjust exposure to individual securities or markets, or to protect all or a portion of the Underlying Fund's portfolio from a decline in value.

The Fund's current target asset mix (based on the Fund's distance from its retirement date) is approximately 83.5% traditional equity securities, 7.0% equity diversifiers, 5.0% core fixed-income securities and 4.5% inflation sensitive instruments. The Fund's investments in fixed-income and equity asset classes may include Underlying Funds investing in U.S. and non-U.S. securities. The Adviser will cause the relative weightings of the Fund's asset classes to vary from the target asset mix in light of market conditions and forecasts, but usually by not more than plus/minus 10%. Appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the typical asset mix for that point in time.

In making asset allocation decisions, the Adviser uses its proprietary dynamic asset allocation process ("DAA"). DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust the Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund primarily by adjusting Underlying Fund investments.

The following chart illustrates how the asset mix of the Fund will vary over time. In general, the asset mix of the Fund will gradually shift from one comprised largely of Underlying Funds that emphasize investments in equity securities to one that is comprised of a mixture of Underlying Funds that invest in fixed-income securities (including short-duration bonds) and equity securities.

                                 [CHART]

                                                                Years Before Retirement
                                                                -----------------------
                                   45        40        35        30        25        20        15        10        5
                                 --------------------------------------------------------------------------------------
Traditional Equity               83.50%    83.50%    83.50%    79.82%    75.81%    66.50%    56.08%    46.10%    37.71%
Defensive Equity                  0.00%     0.00%     0.00%     3.40%     6.90%     9.50%    11.00%    11.90%    12.20%
Equity Diversifiers               7.00%     7.00%     7.00%     7.00%     7.00%     7.00%     6.30%     5.60%     4.90%
Inflation Sensitive               4.50%     4.50%     4.50%     4.78%     5.29%     7.00%     7.62%    12.40%    16.69%
Fixed-Income Diversifiers         0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     2.10%     2.80%     3.50%
Core Fixed-Income                 5.00%     5.00%     5.00%     5.00%     5.00%    10.00%    16.90%    21.20%    25.00%
Short Duration Fixed-Income       0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%

                             Retirement Age             Years After Retirement
                             --------------             ----------------------
                                   0          5         10        15       20        25
                                 ------    -----------------------------------------------
Traditional Equity               30.97%     25.36%    20.96%    15.48%    15.48%    15.48%
Defensive Equity                 12.10%     12.00%    11.80%    10.20%    10.20%    10.20%
Equity Diversifiers               3.50%      2.10%     2.00%     2.00%     2.00%     2.00%
Inflation Sensitive              21.43%     21.04%    18.24%    16.82%    16.82%    16.82%
Fixed-Income Diversifiers         4.90%      4.90%     4.90%     5.00%     5.00%     5.00%
Core Fixed-Income                27.10%     28.70%    27.70%    26.50%    26.50%    26.50%
Short Duration Fixed-Income       0.00%      5.90%    14.40%    24.00%    24.00%    24.00%



PRINCIPAL RISKS
The value of your investment in the Fund will change with changes in the values of the Fund's investments in the Underlying Funds. There is no assurance that the Fund will provide an investor with adequate income at or through retirement.

.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the stock market generally.

.. ALLOCATION RISK: The allocation of investments among the Underlying Funds' different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund's net asset value ("NAV") when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or Morningstar may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The limited universe of Underlying Funds and the requirement that a specified percentage of Fund assets be invested in AB Mutual Funds as noted above may adversely affect Fund performance.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of the Fund's investments in Underlying Funds that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments by Underlying Funds in fixed-income securities with lower ratings are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

.. HIGH YIELD DEBT SECURITY RISK: Investments in fixed-income securities with ratings below investment grade, commonly known as "junk bonds", tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from the Fund's investments in the Underlying Funds will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Fund's assets can decline as can the value of that Underlying Fund's distributions.

.. FOREIGN (NON-U.S.) RISK: Investments in non-U.S. issuers by Underlying Funds may involve more risk than investments in U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies by Underlying Funds tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: Borrowing money or other leverage may make an Underlying
   Fund's investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Fund may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

.. INVESTMENT IN OTHER INVESTMENT COMPANIES RISK: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser and Morningstar will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund. The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order received from the Securities and Exchange Commission (the "Commission"). The exemptive order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund, to enter into sub-advisory agreements with sub-advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund's shareholders. The sub-advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund's operation in this manner and reliance by the Fund on this exemptive relief.

The Adviser has retained Morningstar as sub-adviser to select Underlying Funds within each asset class.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE                 LENGTH OF SERVICE    TITLE
-----------------------------------------------------------------------------------
Daniel J. Loewy          Since February 2019  Senior Vice President of the Adviser

Christopher H. Nikolich  Since February 2019  Senior Vice President of the Adviser

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund:

EMPLOYEE         LENGTH OF SERVICE    TITLE
----------------------------------------------------------------------------------------------
Brian Huckstep   Since February 2019  Portfolio Manager for the registered investment adviser subsidiaries of Morningstar, Inc.

John McLaughlin  Since February 2019  Senior Investment Consultant for the registered investment adviser subsidiaries of Morningstar, Inc.

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 64 of this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS

The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

                                                                     INITIAL             SUBSEQUENT
---------------------------------------------------------------------------------------------------------------
Class A/Class C shares, including traditional IRAs and Roth IRAs     $2,500                 $50
---------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                          None                  $50
                                                                              If initial minimum investment is
                                                                                less than $2,500, then $200
                                                                               monthly until account balance
                                                                                       reaches $2,500
---------------------------------------------------------------------------------------------------------------
Advisor Class shares (only available to fee-based programs or         None                  None
through other limited arrangements and certain commission-based brokerage arrangements)
---------------------------------------------------------------------------------------------------------------
Class A, Class R, Class K, Class I and Class Z shares are available   None                  None
at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans and, for Class Z shares, to persons participating in certain fee-based programs sponsored by a
financial intermediary, where in each case plan level or omnibus accounts are held on the books of a Fund.
---------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange (the "Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

Each Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

64

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ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about each Fund, the Underlying Funds and investment-related risks, including principal and non-principal strategies and risks. This Prospectus does not describe all of the Funds' investment practices; additional information about the Funds' risks and investments can be found in the Funds' SAI.

DESCRIPTION OF THE FUNDS' INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
Each Fund seeks to achieve the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Fund seeks to achieve its investment objective primarily by allocating its assets among Underlying Funds selected by the Fund's sub-adviser, Morningstar. These Underlying Funds include funds that invest in equity and fixed-income investments and are used by the Funds to meet their target asset allocations. The Adviser may also manage a portion of the Fund's assets directly. In making asset allocation decisions, the Adviser uses its proprietary DAA process. DAA comprises a series of analytical and forecasting processes and tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA will aim to adjust a Fund's investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund's risk exposure to one or more asset classes when the DAA tool suggests that market risks relevant to those asset classes are rising but return opportunities are declining. The Adviser expects to pursue this process for the Fund by adjusting Underlying Fund investments, but could also do so through investments in ETFs or through direct investments in derivatives.

The Funds are designed to provide investors with investment management, asset allocation and ongoing reallocation over time. Because the Funds invest in other mutual funds, each Fund is considered a "fund of funds." A fund of funds bears its own direct expenses in addition to bearing a proportionate share of expenses to the Underlying Funds in which it invests.

Each Fund, except AB MULTI-MANAGER SELECT RETIREMENT ALLOCATION FUND ("RETIREMENT ALLOCATION FUND"), is designed for an investor who anticipates retiring at or about the specific retirement date (target date) included in its name and plans to withdraw the value of the investor's account in the Fund gradually after retirement. These Funds gradually decrease their equity holdings and increase fixed-income holdings as the target date approaches and beyond, becoming more conservative over time. This rebalancing over time is often referred to as the glide path of the Fund. The glide path is a pre-set investment schedule that reallocates risk based on an investor's target date. The RETIREMENT ALLOCATION FUND is managed from its inception and will continue to be managed at the final static asset allocation.

However, as noted above, the Adviser reserves the right to modify the target allocations and Underlying Fund weightings and to substitute other Underlying Funds from time to time should circumstances warrant. The following table shows the current target allocations within each asset class for each Fund, stated as a percentage of the Fund's total assets. The Adviser will vary these target allocations in light of market conditions and forecasts, but usually by not more than plus/minus 10%. However, appreciation and/or depreciation of the Underlying Funds representing various asset classes may cause the relative weightings to vary by more than 10%, and during adverse market conditions the Adviser may cause the relative weightings to be more than 10% more conservative than the target allocation.

CURRENT TARGET ALLOCATIONS WITHIN EACH ASSET CLASS FOR EACH FUND
--------------------------------------------------------------------------------

                                                                                       RETIREMENT
ASSET CLASS          2060  2055  2050  2045  2040  2035  2030  2025  2020  2015  2010  ALLOCATION
-------------------------------------------------------------------------------------------------
TRADITIONAL EQUITY   83.5% 83.5% 80.7% 76.8% 68.8% 58.7% 48.6% 39.8% 32.7% 26.8% 22.0%   15.5%
DEFENSIVE EQUITY      0.0%  0.0%  2.6%  6.0%  8.9% 10.6% 11.7% 12.1% 12.1% 12.0% 11.9%   10.2%
EQUITY DIVERSIFIERS   7.0%  7.0%  7.0%  7.0%  7.0%  6.5%  5.8%  5.1%  3.9%  2.5%  2.0%    2.0%
INFLATION SENSITIVE   4.5%  4.5%  4.7%  5.2%  6.6%  7.5% 11.2% 15.6% 20.3% 21.1% 18.9%   16.8%
FIXED-INCOME
  DIVERSIFIERS        0.0%  0.0%  0.0%  0.0%  0.0%  1.6%  2.6%  3.3%  4.6%  4.9%  4.9%    5.0%
CORE FIXED-INCOME     5.0%  5.0%  5.0%  5.0%  8.8% 15.2% 20.1% 24.1% 26.6% 28.3% 28.0%   26.5%
SHORT DURATION
  FIXED-INCOME        0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  4.4% 12.3%   24.0%
-------------------------------------------------------------------------------------------------

The Underlying Funds that invest primarily in equity securities typically draw on growth and value investment styles and diversify investments among small, medium and large U.S. companies. The Funds typically also include investments in one or more Underlying Funds emphasizing foreign stocks from developed and emerging markets.

The Underlying Funds that invest primarily in fixed-income securities represent a diverse range of fixed-income investments that vary by issuer type (corporate and government) and credit quality (investment-grade and high-yield).

                                                                             65

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ADDITIONAL DISCUSSION OF INVESTMENT PRACTICES AND RISKS OF THE FUNDS AND THE
UNDERLYING FUNDS
Each of the Funds may engage in one or more of the following investment practices, generally indirectly by investing in Underlying Funds. For the purposes of this discussion, reference to a Fund includes an Underlying Fund.

DERIVATIVES
Each Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures contracts, forwards and swaps--each of which is described below. Derivatives include listed and cleared transactions where a Fund's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" transactions where a Fund's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be subject to less counterparty credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Funds' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS--A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash), or is rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies as described below under "Other Derivatives and Strategies--Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

.. OPTIONS--An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

 - Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. SWAP TRANSACTIONS--A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. The Commission may adopt similar clearing requirements in respect of security-based swaps. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

The Funds' investments in swap transactions include the following:

 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. It may be more difficult for a Fund to trade or close out interest rate caps and floors in comparison to other types of swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by a Fund. The value of these transactions will fluctuate based on changes in interest rates.

   Interest rate swap, swaption, cap and floor transactions may, for example, be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction.

                                                                             67

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   If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation, in which case the Fund will receive the reference obligation in return or
   (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, illiquid investments risk and credit risk.

 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

 - Total Return Swaps. A Fund may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated.

 - Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

..  OTHER DERIVATIVES AND STRATEGIES

 - Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options that are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

 - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

FUND-OF-FUNDS RISK
There are certain risks associated with a structure in which a Fund invests primarily in other mutual funds and ETFs. These risks include the following:

 - Underlying Fund Expenses. Because each Fund owns shares of the Underlying Funds, shareholders of a Fund will indirectly pay a proportional share of the fees and expenses, including applicable management, administration and custodian fees, of the Underlying Funds in which the Fund invests.

 - Performance. Each Fund's investment performance is directly tied to the performance of the Underlying Funds in

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   which it invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund's performance could be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.

 - Asset Allocation. Each Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Fund's investment allocation to it.

 - Strategy. There is the risk that the Adviser's allocations among asset classes and/or Morningstar's evaluations of Underlying Funds may be incorrect. Further, the Adviser may alter a Fund's asset allocation at its discretion and Morningstar may add or delete Underlying Funds. A material change in the Underlying Funds selected or in asset allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service, Inc. or BBB- or lower by S&P Global Ratings or Fitch Ratings and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
A Fund may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

BORROWINGS AND LEVERAGE
A Fund may use borrowings for investment purposes subject to applicable statutory or regulatory requirements. Borrowings by a Fund result in leveraging of the Fund's shares. Likewise, a Fund's use of certain derivatives may effectively leverage the Fund's portfolio. A Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Fund uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares of common stock and the relatively greater effect of changes in the value of the Fund's portfolio on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. In the case of borrowings for investment purposes, so long as the Fund is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher net return than if the Fund were not leveraged. With respect to a Fund's use of certain derivatives that result in leverage of the Fund's shares, if the Fund is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Fund to realize a higher net return than if the Fund were not leveraged. If the interest expense on borrowings or other costs of leverage approach the net return on the Fund's investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Fund, the Fund's use of leverage would result in a lower rate of net return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could normally be a greater decrease in NAV than if the Fund were not leveraged.

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FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund may experience greater price volatility and significantly lower liquidity than U.S. portfolios. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

In June 2016, the United Kingdom ("UK") voted in a referendum to leave the European Union ("EU"). On March 29, 2017, the UK notified the European Council of its intention to withdraw from the EU. It is expected that the UK's withdrawal will be completed within two years of such notification. There is considerable uncertainty relating to the potential consequences of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund's investments.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank (International Bank for Reconstruction and Development) as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or securities of companies in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries and could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
Investing in and exposure to foreign currencies involve special risks and considerations. A Fund will be adversely affected by reductions in the value of foreign currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Fund's NAV to fluctuate.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is a risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Each Fund must limit its investments in illiquid securities to 15% of its net assets. Under Rule 22e-4 under the Investment Company Act of 1940 (the "1940 Act"), the term "illiquid securities" for this purpose means any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

If a Fund invests in illiquid securities, the Fund may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") or certain commercial paper) may be more difficult to trade or dispose of than other types of securities.

INDEXED COMMERCIAL PAPER
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

INFLATION-INDEXED SECURITIES
Inflation-indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-indexed securities tends to react to changes in real interest rates (the nominal interest rate minus the rate of inflation). In general, the price of these securities will fall when real interest rates rise, and will rise when real interest rates fall. In addition, the value of these securities can fluctuate based on fluctuations in expectations of inflation. Interest payments on these securities can be unpredictable and will vary as the principal and interest is adjusted for inflation.

INVESTMENT IN EXCHANGE-TRADED FUNDS
A Fund may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Fund will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

LOAN PARTICIPATIONS
A Fund may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of a Fund may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

MORTGAGE-RELATED, OTHER ASSET-BACKED SECURITIES AND STRUCTURED SECURITIES
A Fund may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include "extension risk", which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and "prepayment risk", which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

A Fund may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

A Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment-investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. A Fund may invest in other types of asset-backed securities that have been offered to investors.

A Fund may also invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. The Fund's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high-yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Basket securities in which a Fund may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt securities market.

PREFERRED STOCK
A Fund may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of shares of common stock per share of preferred stock, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Fund may enter into repurchase agreements. In a repurchase agreement transaction the Fund buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Fund lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon "interest rate". Given that the price at which a Fund will sell the collateral back is specified in advance, a Fund is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, a Fund would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS
A Fund may enter into reverse repurchase agreements. The terms of these agreements are essentially the reverse of "Repurchase Agreements" described above. In a reverse repurchase agreement transaction, the Fund sells a security and simultaneously agrees to repurchase it at a specified time and price. The economic effect of a reverse repurchase agreement is that of the Fund borrowing money on a secured basis, and reverse repurchase agreements may be considered a form of borrowing for some purposes. Even though the Fund posts securities as collateral, the Fund maintains exposure to price declines on these securities since it has agreed to repurchase the securities at a fixed price. Accordingly, reverse repurchase agreements create leverage risk for the Fund because the Fund maintains exposure to price declines of both the securities it sells in the reverse repurchase agreement and any securities it purchases with the cash it receives under the reverse repurchase agreement. If the value of the posted collateral declines, the counterparty would require the Fund to post additional collateral. If the value of the collateral increases, the Fund may ask for some of its collateral back. If the counterparty defaults and fails to sell the securities back to the Fund at a time when the market purchase price of the securities exceeds the agreed-upon repurchase price, the Fund would suffer a loss.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is a theoretically unlimited potential for the price of a security sold short to increase.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

STRUCTURED PRODUCTS
A Fund may invest in certain hybrid derivatives-type instruments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These instruments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of obtaining exposure to underlying securities, commodities or other derivatives, but may potentially be more volatile and carry greater trading and market risk than investments in traditional securities. The purchase of a structured product also exposes the Fund to the credit risk of the issuer of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or index thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

A Fund may also invest in certain hybrid derivatives-type investments that combine features of traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or a basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. The Fund's investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

VARIABLE, FLOATING AND INVERSE FLOATING-RATE INSTRUMENTS
Variable and floating-rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may also invest in inverse floating-rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed-rate securities.

ZERO-COUPON AND PAYMENT-IN-KIND BONDS
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

FUTURE DEVELOPMENTS
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The Funds' Board of Directors ("Board") may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other policies of a Fund may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, a Fund may reduce its position in equity or fixed-income securities and invest, without limit, in certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities. While a Fund invests for temporary defensive purposes, it may not meet its investment objective.

PORTFOLIO HOLDINGS
A description of the Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI.

CYBER SECURITY RISK
Mutual funds, including the Funds, are susceptible to cyber security risk. Cyber security breaches may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Funds and/or their service providers to suffer data corruption or lose operational functionality. In addition, cyber security breaches at issuers in which a Fund invests may affect the value of your investment in the Fund.

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INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Fund that are offered through this Prospectus. Each Fund offers seven classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a Share Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described below.

HOW TO BUY SHARES
The purchase of a Fund's shares is priced at the next-determined NAV after your order is received in proper form.

CLASS A AND CLASS C SHARES - SHARES AVAILABLE TO RETAIL INVESTORS
You may purchase a Fund's Class A or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC as described in "The Different Share
Class Expenses" below.

PURCHASE MINIMUMS AND MAXIMUMS
------------------------------

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program or "Mutual Fund Only" brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or "network level" account arrangements with a Fund.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares                     None
--Class C shares               $1,000,000

CLASS Z SHARES - SHARES AVAILABLE TO PERSONS PARTICIPATING IN CERTAIN FEE-BASED PROGRAMS
Class Z shares are available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with a Fund.

OTHER PURCHASE INFORMATION
Your broker or financial intermediary must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Shares of the Funds are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by a Fund, the Funds will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Fund shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Funds through their accounts at U.S. registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Funds' distributor permitting it to accept orders for the purchase and sale of Fund shares.

The Funds will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of a Fund, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).

TAX-DEFERRED ACCOUNTS
Class A shares are also available to the following tax-deferred arrangements:

..  Traditional and Roth IRAs (minimums listed in the table above apply);

.. SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;


76

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..  through a defined contribution employee benefit plan (e.g., a 401(k) plan)
   that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Advisor
Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of a Fund are available in other share classes that have different fees and expenses.

The Funds' SAI has more detailed information about who may purchase and hold Advisor Class shares.

CLASS A, CLASS R, CLASS K, CLASS I AND CLASS Z SHARES - SHARES AVAILABLE TO GROUP RETIREMENT PLANS
Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Funds ("group retirement plans"). Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Funds. Class I and Class Z shares are also available to certain institutional clients of the Adviser that invest at least $2,000,000 in the Funds.

Class R, Class K, Class I and Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

REQUIRED INFORMATION
A Fund is required by law to obtain, verify and record certain personal information from you or persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth, physical address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Fund is required to withhold 24% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.

GENERAL
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. A Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements.

ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS as described below.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12b-1) FEES

                           WHAT IS A RULE 12b-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in each Fund's fee table included in the Summary Information section above.

The amount of these fees for each class of the Funds' shares is up to:

               DISTRIBUTION AND/OR SERVICE
                 (RULE 12b-1) FEE (AS A
                 PERCENTAGE OF AGGREGATE
                AVERAGE DAILY NET ASSETS)
------------------------------------------
Class A                    .25%
Class C                   1.00%
Advisor Class                0%
Class R                    .50%
Class K                    .25%
Class I                      0%
Class Z                      0%

Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Class C shares are subject to these higher fees for a period of ten years, after which they convert to Class A shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial intermediary's firm.

SALES CHARGES
CLASS A SHARES. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as BREAKPOINTS OR QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

CLASS A SHARE PURCHASES NOT SUBJECT TO SALES CHARGES. The Funds may sell their Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to their customers;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of, or serviced by, the Adviser's Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs;

.. certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division, employees of selected dealers authorized to sell a Fund's shares, and employees of the Adviser; or

.. persons participating in a "Mutual Fund Only" brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers and discounts or CDSC waivers. In all instances, it is the purchaser's responsibility to notify a Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. FOR WAIVERS AND DISCOUNTS NOT AVAILABLE THROUGH A PARTICULAR INTERMEDIARY, SHAREHOLDERS WILL HAVE TO PURCHASE FUND SHARES DIRECTLY FROM THE FUND OR THROUGH ANOTHER INTERMEDIARY TO RECEIVE THESE WAIVERS OR DISCOUNTS.

Please see the Funds' SAI for more information about purchases of Class A shares without sales charges.

Certain intermediaries impose different eligibility criteria for sales load waivers and discounts, which are described in Appendix B--Financial Intermediary Waivers.

CLASS C SHARES. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares purchased for cash automatically convert to Class A shares ten years after the end of the month of your purchase. If you purchase shares by exchange for the Class C shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS, CLASS R, CLASS K, CLASS I AND CLASS Z SHARES. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO A FUND OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS. YOUR FINANCIAL INTERMEDIARY MAY HAVE DIFFERENT POLICIES AND PROCEDURES REGARDING ELIGIBILITY FOR SALES CHARGE REDUCTION PROGRAMS. SEE APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS.

Information about QUANTITY DISCOUNTS and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.abfunds.com (click on "Investments--Mutual Funds", select the Fund, then click on "More Literature--Understanding Sales Charges & Expenses").

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Fund with the higher of cost or NAV of existing investments in the Fund, any other AB Mutual Fund and AB Institutional Funds. The AB Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund, including AB Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s);

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Funds offer a LETTER OF INTENT, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of a Fund or any other AB Mutual Fund within 13 months. The Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. In the event an existing investor chooses to initiate a Letter of Intent, the AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via COMBINED PURCHASE PRIVILEGES toward the fulfillment of the LETTER OF INTENT. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 LETTER OF INTENT is initiated, the subsequent investment of an additional $15,000 would fulfill the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the Funds will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for COMBINED PURCHASE PRIVILEGES may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AB Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;
   and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Please see the Funds' SAI for a list of additional circumstances under which a Fund will waive the CDSCs on redemptions of shares.

Your financial intermediary may have different policies and procedures regarding eligibility for CDSC waivers. See Appendix B--Financial Intermediary Waivers.

OTHER PROGRAMS
DIVIDEND REINVESTMENT PROGRAM
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of a Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Please see the Funds' SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Funds offer a systematic withdrawal plan that permits the redemption of Class A or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

..  the amount you intend to invest;

..  how long you expect to own shares;

..  expenses associated with owning a particular class of shares;

.. whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a QUANTITY DISCOUNT, you might consider purchasing Class A shares); and

.. whether a share class is available for purchase (Class R, K and I shares are only offered to group retirement plans, not individuals).

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee for ten years. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class C, Advisor Class or Class Z shares made through your financial advisor, or in connection with participation on the intermediary's platform. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Funds' SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.


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


YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF FUND SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds and/or provides services to a Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay financial intermediaries a fee of up to 1% on purchases of Class A shares that are sold without an initial sales charge.

For Class A, Class C, Class R and Class K shares, up to 100% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

  Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to or charged by financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2018, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $20 million. In 2017, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $19 million for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the Funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. If paid by the Funds, these expenses are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating Expenses" in the Summary Information at the beginning of this Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUNDS, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  AIG Advisor Group
  American Enterprise Investment Services
  AXA Advisors
  Cadaret, Grant & Co.
  Citigroup Global Markets
  Citizens Securities
  Commonwealth Financial Network
  Donegal Securities
  Great-West Life & Annuity Insurance Co.
  Institutional Cash Distributors (ICD)
  JP Morgan Securities
  Lincoln Financial Advisors Corp.
  Lincoln Financial Securities Corp.
  LPL Financial
  Merrill Lynch
  Morgan Stanley
  Northwestern Mutual Investment Services
  PNC Investments
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  UBS Financial Services
  US Bancorp Investments
  Voya Financial Partners
  Waddell & Reed, Inc.
  Wells Fargo Advisors

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. For Advisor Class and Class Z shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after a Fund receives your redemption request in proper form. The Fund expects that it will typically take one to three business days following the receipt of your redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by the Fund by the Fund Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days).

Each Fund expects, under normal circumstances, to use cash or cash equivalents held by the Fund to satisfy redemption requests. The Fund may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, the Fund may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.

SALE IN-KIND. A Fund normally pays proceeds of a sale of Fund shares in cash. However, the Fund has reserved the right to pay the sale price in whole or in part by a distribution in-kind of securities in lieu of cash. If the redemption payment is made in-kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.

SELLING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY OR RETIREMENT PLAN
Your financial intermediary or plan recordkeeper must receive your sales request by Fund Closing Time and submit it to the Fund by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 13th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

..  ABIS must receive and confirm a telephone redemption request by the Fund
   Closing Time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). Each Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or that have limited capacity has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to each Fund's ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial actions that may include issuing a warning, revoking certain account-related activities (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or sale activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block, or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
The price of each Fund's shares is based on its NAV, which, in the case of the Underlying Funds, is based on the NAVs of the Underlying Funds in which it invests. Each Fund's NAV is calculated on each day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Because the Funds may invest in securities that are primarily traded on foreign exchanges that trade on weekends or other days when a Fund does not price its shares, the value of a Fund's shares may change on days when the Fund's NAV is not calculated and shareholders will not be able to purchase or redeem their shares in the Fund.

Each Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing each Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. More information about the valuation of the Funds' assets is available in the Funds' SAI.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading global investment adviser managing client accounts with assets as of September 30, 2018 totaling over $550 billion (of which approximately $113 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2018, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 15 of the nation's FORTUNE 100 companies), for public employee retirement funds in 30 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 29 registered investment companies managed by the Adviser, comprising approximately 113 separate investment portfolios, had as of September 30, 2018 approximately 2.5 million shareholder accounts.

During 2017, AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. ("AXA Equitable"), the holding company for a diversified financial services organization, through an initial public offering ("IPO"). AXA Equitable is the holding company for a diverse group of financial services companies, including the Adviser. During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the "MxB Notes") due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA's option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the "Plan"). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a "controlling block" of voting securities of the Adviser (a "Change of Control Event") and therefore may be deemed an "assignment" causing a termination of each Fund's current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Board approved new investment advisory agreements with the Adviser, in connection with the Plan. The Board also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains "control" (as defined in the 1940 Act) of AXA Equitable. At the adjourned meeting reconvened on November 14, 2018, shareholders of RETIREMENT ALLOCATION FUND and AB MULTI-MANAGER SELECT 2015 FUND approved the new and future investment advisory agreements. The meeting was adjourned until December 11, 2018 with respect to all of the other Funds.

Currently, the Adviser and its affiliates do not anticipate that the Plan will have a material impact on the Adviser or any affiliates of the Adviser that provides services to the Funds, including with respect to the following: operations, personnel, organizational structure, capitalization, or financial and other resources. The Adviser's current leadership and key investment teams are expected to stay in place, and no change in senior management's strategy for the Adviser is anticipated as a result of the implementation of the Plan. Notwithstanding the foregoing, it is possible that the completion of the Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AXA Equitable and its subsidiaries. AXA Equitable, today and in the future as a stand-alone entity is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. Government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Plan may be implemented in phases. During the time that AXA retains a controlling interest in AXA Equitable, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AXA Equitable. A failure to implement the Plan could create uncertainty about the nature of the relationship between AXA Equitable and AXA, and could adversely affect AXA Equitable and its subsidiaries including the Adviser. If the Plan is completed, AXA Equitable will no longer be a subsidiary of AXA. AXA Equitable is expected to remain the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable's common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

86

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The Adviser provides investment advisory services for each Fund and directs the purchase and sale of the Underlying Portfolios in which each Fund invests. For these advisory services, each Fund (other than AB Multi-Manager Select 2060 Fund, which had not commenced operations prior to February 1, 2019) paid the Adviser during its most recent fiscal year a management fee as a percentage of average daily net assets as shown in the table below.

                                                     MANAGEMENT FEE
                                                  (AS A PERCENTAGE OF
FUND                                           AVERAGE DAILY NET ASSETS)*
-------------------------------------------------------------------------
AB Multi-Manager Select Retirement Allocation
 Fund                                                      0%
AB Multi-Manager Select 2010 Fund                          0%
AB Multi-Manager Select 2015 Fund                          0%
AB Multi-Manager Select 2020 Fund                          0%
AB Multi-Manager Select 2025 Fund                          0%
AB Multi-Manager Select 2030 Fund                          0%
AB Multi-Manager Select 2035 Fund                          0%
AB Multi-Manager Select 2040 Fund                          0%
AB Multi-Manager Select 2045 Fund                          0%
AB Multi-Manager Select 2050 Fund                          0%
AB Multi-Manager Select 2055 Fund                          0%

--------
*Fees are stated net of any waiver or reimbursement. See "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus for more information about the fee waiver.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement and sub-advisory agreement with respect to Funds other than AB Multi-Manager Select 2060 Fund is available in the Funds' annual report to shareholders for the fiscal year ended July 31, 2018. A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement and sub-advisory agreement with respect to AB Multi-Manager Select 2060 Fund will be available in the Funds' annual report to shareholders for the fiscal year ended July 31, 2019.

The Adviser is also responsible for the management of the portfolio investments of the AB Mutual Funds used as Underlying Funds.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund or an Underlying Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund or an Underlying Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved (including an Underlying
Fund). When two or more of the clients of the Adviser (including an Underlying
Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Subject to the ultimate responsibility of the Board, the Adviser has the responsibility to oversee a Fund's sub-adviser or additional future sub-advisers and to recommend their hiring, termination and replacement. The Adviser received an exemptive order from the Commission that permits the Adviser, with respect to the Funds, to appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with sub-advisers, subject to Board approval but without shareholder approval (the "Sub-Advisory Structure"). The use of the Sub-Advisory Structure with respect to a Fund is subject to certain conditions set forth in the Commission exemptive order.

The Sub-Advisory Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining approvals of a new sub-advisory (or trading) agreement. The Sub-Advisory Structure does not permit the Adviser's investment management fees to increase without shareholder approval.

SUB-ADVISER
Morningstar, located at 22 West Washington Street, Chicago, IL 60602, serves as Sub-Adviser to the Funds. Morningstar is part of the Morningstar Investment Management group, a unit of Morningstar, Inc., which provides comprehensive retirement, investment advisory, and portfolio management services for financial institutions, plan sponsors, and advisers around the world. The Morningstar Investment Management group had approximately $209 billion in assets under advisement or management as of September 30, 2018.

PORTFOLIO MANAGERS
Decisions on allocations of fund assets among asset classes are made by the Adviser's Multi-Asset Solutions Team comprised of senior portfolio managers. The Multi-Asset Solutions Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's internal research staff. Morningstar is responsible for the selection of Underlying Funds within each asset class. No one person is principally responsible for coordinating the Funds' investments.

The following table lists the persons within the Multi-Asset Solutions Team with the most significant responsibility for day-to-day management of the Funds, the length of time that each person has been jointly and primarily responsible for the Funds, and each person's principal occupation during the past five years:

                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                              THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
Daniel J. Loewy; since 2014; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated
                                             since prior to 2013, and Chief
                                             Investment Officer and Head of Multi-
                                             Asset Solutions.

Christopher H. Nikolich; since 2014; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser                with which he has been associated
                                             since prior to 2013, and Head of
                                             GlidePath Strategies (US) of Multi-
                                             Asset Solutions.

The following table lists the Morningstar personnel who are primarily responsible for selecting Underlying Funds within each asset class for investment by the Fund, the length of time that each person has been jointly and primarily responsible for the Funds, and each person's principal occupation during the past five years:

                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                              THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
Brian Huckstep; since 2014; Portfolio      Portfolio Manager for the registered
Manager for the registered investment      investment adviser subsidiaries of
adviser subsidiaries of Morningstar, Inc.  Morningstar, Inc., with which he has been associated since prior to 2013.

John McLaughlin; since 2015; Senior        Senior Investment Consultant for the
Investment Consultant for the registered   registered investment adviser
investment adviser subsidiaries of         subsidiaries of Morningstar, Inc. since
Morningstar, Inc.                          2014. Prior thereto, he was a
                                           consultant at RVK, Inc., beginning prior
                                           to 2013.

The Funds' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Funds.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for each Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to the Funds' shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the AB Mutual Funds, may be paid by a Fund, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Fund pursuant to its Rule 12b-1 plan. Amounts paid by a Fund for these services are included in "Other Expenses" under "Fees and Expenses of the Fund" in the Summary Information section of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

For more information, please refer to the Funds' SAI, call your financial advisor or visit our website at www.abfunds.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described in this section apply only to investments made other than by such plans.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund or an Underlying Fund owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund or an Underlying Fund owned for more than one year and that are properly designated by a Fund as capital gains distributions will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund or an Underlying Fund owned for one year or less will be taxable as ordinary income. Distributions of investment income designated by a Fund as derived from "qualified dividend income"--as further defined in the Funds' SAI--will be taxed in the hands of individuals at the rates applicable to long-term capital gains provided that holding period and other requirements are met by both the shareholder and Fund level.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net investment income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each taxable year.

An investment by a Fund or an Underlying Fund in securities of foreign issuers may be subject to foreign withholding taxes. In that case, the Fund's yield (either directly or indirectly as a result of such taxes being imposed on the Underlying Fund) on those securities would be decreased. None of the Funds generally expects that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, a Fund's or an Underlying Fund's investment in securities of foreign issuers or foreign currencies may increase or decrease the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

An Underlying Fund's or a Fund's investment in certain debt obligations may cause it to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund or an Underlying Fund could be required to sell other investments in order to satisfy its distribution requirements.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a non-resident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in the Funds.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Fund reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating-rate and variable-rate instruments.

The S&P TARGET DATE INDICES consist of 12 multi-asset class indices: the S&P Target Date Retirement Income Index and eleven indices, each of which corresponds to a specific retirement date (ranging from 2010 to 2060). The benchmark asset allocation and glide path represent a market consensus across the universe of target date fund managers, as categorized by the S&P Dow Jones Indices. Asset class performance is determined by that of an index representative of that asset class. Prior to June 1, 2017, asset class performance was determined by the performance of an ETF investing in that asset class.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the fiscal periods since the Fund's inception. (No information is included for AB Multi-Manager Select 2060 Fund, which had not commenced operations prior to February 1, 2019.) Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Each Fund's financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm. The report of the independent registered public accounting firm, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

AB MULTI-MANAGER SELECT RETIREMENT ALLOCATION FUND
--------------------------------------------------------------------------------

                                                                            CLASS A
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.97  $10.44  $10.18       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .23     .20     .23          .11
Net realized and unrealized gain on investment transactions     .08     .33     .06          .07
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)     - 0 -
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .31     .53     .29          .18
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                          - 0 -   - 0 -    (.02)       - 0 -
Distributions from net realized gain on investment
 transactions                                                  (.11)  - 0 -    (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.11)  - 0 -    (.03)       - 0 -
                                                             ------  ------  ------       ------
Net asset value, end of period                               $11.17  $10.97  $10.44       $10.18
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            2.80%   5.08%   2.82%        1.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  502  $  309  $  442       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .44%    .42%    .41%         .39%^
 Expenses, before waivers/reimbursements(f)+                   5.19%   6.32%   8.37%       45.18%^
 Net investment income(c)                                      2.07%   1.89%   2.28%        1.79%^
Portfolio turnover rate                                          98%     60%    102%          12%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .46%    .50%    .48%         .50%^

--------------------------------------------------------------------------------

                                                                            CLASS C
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.76  $10.32  $10.13       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .13     .14     .12          .06
Net realized and unrealized gain on investment transactions     .10     .30     .08          .07
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)     - 0 -
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .23     .44     .20          .13
                                                             ------  ------  ------       ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  (.11)  - 0 -    (.01)       - 0 -
                                                             ------  ------  ------       ------
Net asset value, end of period                               $10.88  $10.76  $10.32       $10.13
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            2.11%   4.26%   1.94%        1.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  132  $  186  $  126       $   45
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                   1.19%   1.17%   1.16%        1.14%^
 Expenses, before waivers/reimbursements(f)+                   6.06%   7.21%  11.03%       43.43%^
 Net investment income(c)                                      1.23%   1.34%   1.19%         .96%^
Portfolio turnover rate                                          98%     60%    102%          12%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .46%    .50%    .48%         .50%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                         ADVISOR CLASS
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.05  $10.49  $10.20       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .26     .24     .20          .13
Net realized and unrealized gain on investment transactions     .09     .32     .10          .07
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)     - 0 -
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .35     .56     .30          .20
                                                             ------  ------  ------       ------
LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
 transactions                                                  (.11)  - 0 -    (.01)       - 0 -
                                                             ------  ------  ------       ------
Net asset value, end of period                               $11.29  $11.05  $10.49       $10.20
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            3.15%   5.34%   2.91%        2.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   71  $   25  $   22       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .19%    .17%    .16%         .14%^
 Expenses, before waivers/reimbursements(f)+                   4.99%   6.16%   9.14%       44.95%^
 Net investment income(c)                                      2.32%   2.22%   1.98%        2.05%^
Portfolio turnover rate                                          98%     60%    102%          12%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .46%    .50%    .48%         .50%^

--------------------------------------------------------------------------------

                                                                            CLASS R
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.49  $10.16  $10.02       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .21     .22     .14          .10
Net realized and unrealized gain on investment transactions     .06     .27     .09          .06
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)     - 0 -
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .27     .49     .23          .16
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.21)   (.16)   (.08)        (.14)
Distributions from net realized gain on investment
 transactions                                                  (.11)  - 0 -    (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.32)   (.16)   (.09)        (.14)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $10.44  $10.49  $10.16       $10.02
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            2.53%   4.88%   2.36%        1.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  402  $   17  $   33       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .69%    .67%    .66%         .64%^
 Expenses, before waivers/reimbursements(f)+                   3.22%   3.59%   5.08%       30.60%^
 Net investment income(c)                                      2.01%   2.20%   1.42%        1.56%^
Portfolio turnover rate                                          98%     60%    102%          12%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .46%    .50%    .48%         .50%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                             CLASS K
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                               2018    2017     2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.51  $10.19  $10.04       $10.00
                                                             -------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .22     .20     .22          .09
Net realized and unrealized gain on investment transactions      .07     .31     .04          .09
Contributions from Affiliates                                  - 0 -   - 0 -     .00(d)     - 0 -
                                                             -------  ------  ------       ------
Net increase in net asset value from operations                  .29     .51     .26          .18
                                                             -------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.19)   (.19)   (.10)        (.14)
Distributions from net realized gain on investment
 transactions                                                   (.11)  - 0 -    (.01)       - 0 -
                                                             -------  ------  ------       ------
Total dividends and distributions                               (.30)   (.19)   (.11)        (.14)
                                                             -------  ------  ------       ------
Net asset value, end of period                               $ 10.50  $10.51  $10.19       $10.04
                                                             =======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)             2.77%   5.15%   2.65%        1.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $11,013  $7,869  $8,303       $  671
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                     .44%    .42%    .41%         .39%^
 Expenses, before waivers/reimbursements(f)+                    2.92%   3.37%   4.40%       21.09%^
 Net investment income(c)                                       2.10%   2.00%   2.26%        1.45%^
Portfolio turnover rate                                           98%     60%    102%          12%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios               .46%    .50%    .48%         .50%^

--------------------------------------------------------------------------------

                                                                            CLASS I
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.54  $10.23  $10.05       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .15     .22     .27          .13
Net realized and unrealized gain on investment transactions     .17     .31     .02          .06
Capital contributions                                         - 0 -   - 0 -     .00(d)     - 0 -
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .32     .53     .29          .19
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                          - 0 -    (.22)   (.10)        (.14)
Distributions from net realized gain on investment
 transactions                                                  (.11)  - 0 -    (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.11)   (.22)   (.11)        (.14)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $10.75  $10.54  $10.23       $10.05
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            3.02%   5.35%   2.98%        1.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   12  $1,057  $  668       $  959
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .17%    .17%    .15%         .14%^
 Expenses, before waivers/reimbursements(f)+                   2.52%   3.06%   7.57%       30.07%^
 Net investment income(c)                                      1.25%   2.20%   2.71%        2.06%^
Portfolio turnover rate                                          98%     60%    102%          12%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .46%    .50%    .48%         .50%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                            CLASS Z
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.53  $10.22  $10.05       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .19     .23     .22          .13
Net realized and unrealized gain on investment transactions     .15     .31     .06          .06
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)     - 0 -
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .34     .54     .28          .19
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.23)   (.23)   (.10)        (.14)
Distributions from net realized gain on investment
 transactions                                                  (.11)  - 0 -    (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.34)   (.23)   (.11)        (.14)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $10.53  $10.53  $10.22       $10.05
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            3.20%   5.41%   2.88%        1.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,012  $   11  $   10       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .18%    .17%    .16%         .14%^
 Expenses, before waivers/reimbursements(f)+                   5.12%   2.95%   7.38%       30.15%^
 Net investment income(c)                                      2.65%   2.27%   2.27%        2.07%^
Portfolio turnover rate                                          98%     60%    102%          12%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .46%    .50%    .48%         .50%^

See footnotes on page 136.

AB MULTI-MANAGER SELECT 2010 FUND
--------------------------------------------------------------------------------

                                                                            CLASS A
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.11  $10.47  $10.23       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .26     .21     .24          .16
Net realized and unrealized gain on investment transactions     .22     .47     .09          .10
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)     - 0 -
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .48     .68     .33          .26
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.13)   (.01)   (.08)        (.03)
Distributions from net realized gain on investment
 transactions                                                  (.27)   (.03)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.40)   (.04)   (.09)        (.03)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $11.19  $11.11  $10.47       $10.23
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            4.31%   6.56%   3.24%        2.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  412  $  376  $  629       $   16
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .39%    .40%    .40%         .38%^
 Expenses, before waivers/reimbursements(f)+                   2.90%   3.42%   4.07%       46.32%^
 Net investment income(c)                                      2.32%   1.95%   2.47%        2.53%^
Portfolio turnover rate                                          85%     49%    116%          15%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .56%    .55%         .61%^

--------------------------------------------------------------------------------

                                                                            CLASS C
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.96  $10.39  $10.18       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .17     .12     .21          .12
Net realized and unrealized gain on investment transactions     .21     .48     .03          .08
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)     - 0 -
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .38     .60     .24          .20
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.02)  - 0 -    (.02)        (.02)
Distributions from net realized gain on investment
 transactions                                                  (.27)   (.03)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.29)   (.03)   (.03)        (.02)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $11.05  $10.96  $10.39       $10.18
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            3.50%   5.81%   2.41%        2.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  120  $  142  $  106       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                   1.14%   1.15%   1.15%        1.13%^
 Expenses, before waivers/reimbursements(f)+                   3.67%   4.32%   5.48%       47.09%^
 Net investment income(c)                                      1.55%   1.15%   2.10%        1.84%^
Portfolio turnover rate                                          85%     49%    116%          15%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .56%    .55%         .61%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                         ADVISOR CLASS
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.04  $10.52  $10.24       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .28     .24     .25          .18
Net realized and unrealized gain on investment transactions     .23     .46     .10          .09
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)     - 0 -
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .51     .70     .35          .27
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.14)   (.15)   (.06)        (.03)
Distributions from net realized gain on investment
 transactions                                                  (.27)   (.03)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.41)   (.18)   (.07)        (.03)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $11.14  $11.04  $10.52       $10.24
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            4.67%   6.81%   3.50%        2.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  781  $  778  $  717       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .14%    .15%    .15%         .13%^
 Expenses, before waivers/reimbursements(f)+                   2.75%   3.26%   3.56%       46.11%^
 Net investment income(c)                                      2.55%   2.28%   2.54%        2.81%^
Portfolio turnover rate                                          85%     49%    116%          15%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .56%    .55%         .61%^

--------------------------------------------------------------------------------

                                                                            CLASS R
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.63  $10.22  $10.04       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .22     .18     .21          .15
Net realized and unrealized gain on investment transactions     .21     .45     .08          .09
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)     - 0 -
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .43     .63     .29          .24
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.17)   (.19)   (.10)        (.20)
Distributions from net realized gain on investment
 transactions                                                  (.27)   (.03)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.44)   (.22)   (.11)        (.20)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $10.62  $10.63  $10.22       $10.04
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            4.06%   6.28%   2.99%        2.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  374  $  389  $  622       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .64%    .65%    .65%         .63%^
 Expenses, before waivers/reimbursements(f)+                   2.48%   2.82%   3.59%       30.49%^
 Net investment income(c)                                      2.08%   1.80%   2.12%        2.31%^
Portfolio turnover rate                                          85%     49%    116%          15%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .56%    .55%         .61%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                              CLASS K
                                                                                          DECEMBER 15,
                                                                                           2014(a) TO
                                                                 YEAR ENDED JULY 31,        JULY 31,
                                                               2018     2017      2016        2015
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.65  $ 10.24  $ 10.05       $10.00
                                                             -------  -------  -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .25      .21      .23          .10
Net realized and unrealized gain on investment transactions      .21      .44      .08          .15
Contributions from Affiliates                                  - 0 -    - 0 -      .00(d)     - 0 -
                                                             -------  -------  -------       ------
Net increase in net asset value from operations                  .46      .65      .31          .25
                                                             -------  -------  -------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.23)    (.21)    (.11)        (.20)
Distributions from net realized gain on investment
 transactions                                                   (.27)    (.03)    (.01)       - 0 -
                                                             -------  -------  -------       ------
Total dividends and distributions                               (.50)    (.24)    (.12)        (.20)
                                                             -------  -------  -------       ------
Net asset value, end of period                               $ 10.61  $ 10.65  $ 10.24       $10.05
                                                             =======  =======  =======       ======
TOTAL RETURN
Total investment return based on net asset value(e)             4.32%    6.52%    3.16%        2.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $16,603  $11,448  $13,222       $  597
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                     .39%     .40%     .40%         .38%^
 Expenses, before waivers/reimbursements(f)+                    2.19%    2.54%    2.84%       23.54%^
 Net investment income(c)                                       2.31%    2.04%    2.39%        1.72%^
Portfolio turnover rate                                           85%      49%     116%          15%
------------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios               .53%     .56%     .55%         .61%^

--------------------------------------------------------------------------------

                                                                           CLASS I
                                                                                     DECEMBER 15,
                                                                                      2014(a) TO
                                                               YEAR ENDED JULY 31,     JULY 31,
                                                              2018    2017    2016       2015
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.66  $10.28  $10.07     $10.00
                                                             ------  ------  ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .27     .20     .31        .18
Net realized and unrealized gain on investment transactions     .21     .49     .02        .09
                                                             ------  ------  ------     ------
Net increase in net asset value from operations                 .48     .69     .33        .27
                                                             ------  ------  ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.26)   (.28)   (.11)      (.20)
Distributions from net realized gain on investment
 transactions                                                  (.27)   (.03)   (.01)     - 0 -
                                                             ------  ------  ------     ------
Total dividends and distributions                              (.53)   (.31)   (.12)      (.20)
                                                             ------  ------  ------     ------
Net asset value, end of period                               $10.61  $10.66  $10.28     $10.07
                                                             ======  ======  ======     ======
TOTAL RETURN
Total investment return based on net asset value(e)            4.53%   6.88%   3.38%      2.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   65  $   55  $   14     $  966
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .14%    .15%    .13%       .13%^
 Expenses, before waivers/reimbursements(f)+                   1.72%   2.34%  10.46%     29.96%^
 Net investment income(c)                                      2.52%   1.98%   3.17%      2.82%^
Portfolio turnover rate                                          85%     49%    116%        15%
-------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .56%    .55%       .61%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                           CLASS Z
                                                                                     DECEMBER 15,
                                                                                      2014(a) TO
                                                               YEAR ENDED JULY 31,     JULY 31,
                                                              2018    2017    2016       2015
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.68  $10.28  $10.07     $10.00
                                                             ------  ------  ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .27     .24     .23        .18
Net realized and unrealized gain on investment transactions     .21     .45     .10        .09
                                                             ------  ------  ------     ------
Net increase in net asset value from operations                 .48     .69     .33        .27
                                                             ------  ------  ------     ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.27)   (.26)   (.11)      (.20)
Distributions from net realized gain on investment
 transactions                                                  (.27)   (.03)   (.01)     - 0 -
                                                             ------  ------  ------     ------
Total dividends and distributions                              (.54)   (.29)   (.12)      (.20)
                                                             ------  ------  ------     ------
Net asset value, end of period                               $10.62  $10.68  $10.28     $10.07
                                                             ======  ======  ======     ======
TOTAL RETURN
Total investment return based on net asset value(e)            4.51%   6.90%   3.38%      2.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   11  $   11  $   11     $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .14%    .15%    .15%       .13%^
 Expenses, before waivers/reimbursements(f)+                   1.68%   2.15%   6.29%     30.01%^
 Net investment income(c)                                      2.57%   2.30%   2.39%      2.82%^
Portfolio turnover rate                                          85%     49%    116%        15%
-------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .56%    .55%       .61%^

See footnotes on page 136.

AB MULTI-MANAGER SELECT 2015 FUND
--------------------------------------------------------------------------------

                                                                             CLASS A
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.01  $10.46  $10.26        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .27     .20     .24           .10
Net realized and unrealized gain on investment transactions     .28     .59     .09           .20++
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                 .55     .79     .33           .30
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.26)   (.18)   (.13)         (.04)
Distributions from net realized gain on investment
 transactions                                                  (.39)   (.06)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.65)   (.24)   (.13)         (.04)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $10.91  $11.01  $10.46        $10.26
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            5.02%   7.72%   3.33%         2.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,703  $2,224  $3,613        $  168
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .37%    .40%    .40%          .42%^
 Expenses, before waivers/reimbursements(f)+                   1.16%   1.16%   1.31%        26.98%^
 Net investment income(c)                                      2.43%   1.90%   2.47%         1.50%^
Portfolio turnover rate                                          93%     38%     83%           18%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .57%    .59%    .60%          .59%^

--------------------------------------------------------------------------------

                                                                             CLASS C
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.92  $10.40  $10.21        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .18     .14     .15           .06
Net realized and unrealized gain on investment transactions     .27     .57     .11           .19++
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                 .45     .71     .26           .25
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.16)   (.13)   (.07)         (.04)
Distributions from net realized gain on investment
 transactions                                                  (.39)   (.06)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.55)   (.19)   (.07)         (.04)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $10.82  $10.92  $10.40        $10.21
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            4.15%   6.92%   2.63%         2.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  578  $  737  $  717        $  374
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                   1.12%   1.15%   1.16%         1.17%^
 Expenses, before waivers/reimbursements(f)+                   1.91%   1.93%   2.52%        19.67%^
 Net investment income(c)                                      1.68%   1.31%   1.55%          .90%^
Portfolio turnover rate                                          93%     38%     83%           18%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .57%    .59%    .60%          .59%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                          ADVISOR CLASS
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.16  $10.63  $10.27        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .30     .25     .27           .12
Net realized and unrealized gain on investment transactions     .28     .58     .11           .19++
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                 .58     .83     .38           .31
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.29)   (.24)   (.02)         (.04)
Distributions from net realized gain on investment
 transactions                                                  (.39)   (.06)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.68)   (.30)   (.02)         (.04)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $11.06  $11.16  $10.63        $10.27
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            5.21%   7.98%   3.68%         3.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   70  $   78  $   70        $   61
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .12%    .15%    .16%          .17%^
 Expenses, before waivers/reimbursements(f)+                    .91%    .94%   1.58%        26.67%^
 Net investment income(c)                                      2.67%   2.30%   2.68%         1.82%^
Portfolio turnover rate                                          93%     38%     83%           18%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .57%    .59%    .60%          .59%^

--------------------------------------------------------------------------------

                                                                             CLASS R
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.77  $10.25  $10.07        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .24     .19     .21           .11
Net realized and unrealized gain on investment transactions     .27     .55     .10           .17++
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                 .51     .74     .31           .28
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.23)   (.16)   (.13)         (.21)
Distributions from net realized gain on investment
 transactions                                                  (.39)   (.06)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.62)   (.22)   (.13)         (.21)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $10.66  $10.77  $10.25        $10.07
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            4.73%   7.40%   3.10%         2.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  283  $  399  $  375        $  247
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .62%    .65%    .66%          .67%^
 Expenses, before waivers/reimbursements(f)+                   1.53%   1.51%   1.95%        15.95%^
 Net investment income(c)                                      2.24%   1.81%   2.15%         1.74%^
Portfolio turnover rate                                          93%     38%     83%           18%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .57%    .59%    .60%          .59%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                              CLASS K
                                                                                           DECEMBER 15,
                                                                                            2014(a) TO
                                                                  YEAR ENDED JULY 31,        JULY 31,
                                                               2018     2017      2016         2015
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.79  $ 10.28  $ 10.09        $10.00
                                                             -------  -------  -------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .26      .21      .24           .08
Net realized and unrealized gain on investment transactions      .28      .56      .09           .22++
Contributions from Affiliates                                  - 0 -    - 0 -      .00(d)        .00(d)
                                                             -------  -------  -------        ------
Net increase in net asset value from operations                  .54      .77      .33           .30
                                                             -------  -------  -------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.26)    (.20)    (.14)         (.21)
Distributions from net realized gain on investment
 transactions                                                   (.39)    (.06)    (.00)(d)     - 0 -
                                                             -------  -------  -------        ------
Total dividends and distributions                               (.65)    (.26)    (.14)         (.21)
                                                             -------  -------  -------        ------
Net asset value, end of period                               $ 10.68  $ 10.79  $ 10.28        $10.09
                                                             =======  =======  =======        ======
TOTAL RETURN
Total investment return based on net asset value(e)             4.98%    7.68%    3.35%         3.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $41,025  $38,086  $41,604        $3,780
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                     .37%     .40%     .41%          .42%^
 Expenses, before waivers/reimbursements(f)+                    1.23%    1.22%    1.37%        10.55%^
 Net investment income(c)                                       2.40%    2.07%    2.48%         1.30%^
Portfolio turnover rate                                           93%      38%      83%           18%
-------------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios               .57%     .59%     .60%          .59%^

--------------------------------------------------------------------------------

                                                                             CLASS I
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.81  $10.31  $10.10        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .25     .25     .30           .18
Net realized and unrealized gain on investment transactions     .31     .55     .06           .14++
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                 .56     .80     .36           .32
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.27)   (.24)   (.15)         (.22)
Distributions from net realized gain on investment
 transactions                                                  (.39)   (.06)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.66)   (.30)   (.15)         (.22)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $10.71  $10.81  $10.31        $10.10
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            5.25%   7.96%   3.60%         3.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  155  $  534  $  541        $  969
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .12%    .15%    .16%          .17%^
 Expenses, before waivers/reimbursements(f)+                    .87%    .89%   1.74%        25.68%^
 Net investment income(c)                                      2.28%   2.43%   3.06%         2.91%^
Portfolio turnover rate                                          93%     38%     83%           18%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .57%    .59%    .60%          .59%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                             CLASS Z
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.81  $10.31  $10.10        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .29     .24     .24           .18
Net realized and unrealized gain on investment transactions     .26     .56     .11           .14++
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                 .55     .80     .35           .32
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.30)   (.24)   (.14)         (.22)
Distributions from net realized gain on investment
 transactions                                                  (.39)   (.06)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.69)   (.30)   (.14)         (.22)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $10.67  $10.81  $10.31        $10.10
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            5.14%   8.02%   3.60%         3.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   12  $   11  $   11        $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .11%    .15%    .16%          .17%^
 Expenses, before waivers/reimbursements(f)+                    .81%    .80%   1.47%        25.70%^
 Net investment income(c)                                      2.68%   2.33%   2.49%         2.91%^
Portfolio turnover rate                                          93%     38%     83%           18%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .57%    .59%    .60%          .59%^

See footnotes on page 136.

AB MULTI-MANAGER SELECT 2020 FUND
--------------------------------------------------------------------------------

                                                                            CLASS A
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.15  $10.46  $10.28       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .27     .21     .23          .12
Net realized and unrealized gain on investment transactions     .37     .71     .09          .24++
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)       .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .64     .92     .32          .36
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.25)   (.18)   (.13)        (.08)
Distributions from net realized gain on investment
 transactions                                                  (.32)   (.05)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.57)   (.23)   (.14)        (.08)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $11.22  $11.15  $10.46       $10.28
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            5.74%   8.98%   3.19%        3.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $5,086  $5,239  $8,339       $  521
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .39%    .44%    .45%         .46%^
 Expenses, before waivers/reimbursements(f)+                    .81%    .82%   1.00%        9.77%^
 Net investment income(c)                                      2.38%   1.94%   2.37%        2.00%^
Portfolio turnover rate                                          84%     46%     81%         100%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .57%    .61%    .62%         .62%^

--------------------------------------------------------------------------------

                                                                            CLASS C
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.02  $10.36  $10.23       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .19     .13     .15          .06
Net realized and unrealized gain on investment transactions     .36     .70     .09          .24++
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)       .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .55     .83     .24          .30
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.16)   (.12)   (.10)        (.07)
Distributions from net realized gain on investment
 transactions                                                  (.32)   (.05)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.48)   (.17)   (.11)        (.07)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $11.09  $11.02  $10.36       $10.23
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            4.97%   8.17%   2.38%        3.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,271  $1,584  $1,286       $  370
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                   1.14%   1.19%   1.20%        1.21%^
 Expenses, before waivers/reimbursements(f)+                   1.56%   1.57%   1.82%       12.82%^
 Net investment income(c)                                      1.66%   1.23%   1.57%         .95%^
Portfolio turnover rate                                          84%     46%     81%         100%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .57%    .61%    .62%         .62%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                         ADVISOR CLASS
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.17  $10.50  $10.30       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .30     .25     .29          .18
Net realized and unrealized gain on investment transactions     .37     .70     .05          .20++
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)       .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .67     .95     .34          .38
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.28)   (.23)   (.13)        (.08)
Distributions from net realized gain on investment
 transactions                                                  (.32)   (.05)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.60)   (.28)   (.14)        (.08)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $11.24  $11.17  $10.50       $10.30
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            6.02%   9.23%   3.36%        3.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  226  $  220  $  179       $   15
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .14%    .19%    .20%         .21%^
 Expenses, before waivers/reimbursements(f)+                    .56%    .57%    .69%       25.25%^
 Net investment income(c)                                      2.67%   2.32%   2.96%        2.74%^
Portfolio turnover rate                                          84%     46%     81%         100%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .57%    .61%    .62%         .62%^

--------------------------------------------------------------------------------

                                                                            CLASS R
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.92  $10.23  $10.09       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .24     .19     .22          .12
Net realized and unrealized gain on investment transactions     .36     .69     .06          .22++
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)       .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .60     .88     .28          .34
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.23)   (.14)   (.13)        (.25)
Distributions from net realized gain on investment
 transactions                                                  (.32)   (.05)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.55)   (.19)   (.14)        (.25)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $10.97  $10.92  $10.23       $10.09
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            5.48%   8.78%   2.84%        3.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $2,881  $2,052  $2,328       $  296
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .64%    .69%    .70%         .71%^
 Expenses, before waivers/reimbursements(f)+                   1.22%   1.17%   1.36%        8.32%^
 Net investment income(c)                                      2.20%   1.79%   2.25%        1.93%^
Portfolio turnover rate                                          84%     46%     81%         100%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .57%    .61%    .62%         .62%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                              CLASS K
                                                                                          DECEMBER 15,
                                                                                           2014(a) TO
                                                                 YEAR ENDED JULY 31,        JULY 31,
                                                               2018     2017      2016        2015
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.94  $ 10.27  $ 10.11       $10.00
                                                             -------  -------  -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .27      .21      .23          .10
Net realized and unrealized gain on investment transactions      .35      .70      .07          .26++
Contributions from Affiliates                                  - 0 -    - 0 -      .00(d)       .00(d)
                                                             -------  -------  -------       ------
Net increase in net asset value from operations                  .62      .91      .30          .36
                                                             -------  -------  -------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.24)    (.19)    (.13)        (.25)
Distributions from net realized gain on investment
 transactions                                                   (.32)    (.05)    (.01)       - 0 -
                                                             -------  -------  -------       ------
Total dividends and distributions                               (.56)    (.24)    (.14)        (.25)
                                                             -------  -------  -------       ------
Net asset value, end of period                               $ 11.00  $ 10.94  $ 10.27       $10.11
                                                             =======  =======  =======       ======
TOTAL RETURN
Total investment return based on net asset value(e)             5.74%    9.07%    3.08%        3.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $91,754  $82,263  $72,587       $6,854
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                     .39%     .44%     .45%         .46%^
 Expenses, before waivers/reimbursements(f)+                     .91%     .90%    1.04%        5.40%^
 Net investment income(c)                                       2.41%    2.02%    2.40%        1.68%^
Portfolio turnover rate                                           84%      46%      81%         100%
------------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios               .57%     .61%     .62%         .62%^

--------------------------------------------------------------------------------

                                                                            CLASS I
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.96  $10.30  $10.12       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .12     .24     .28          .19
Net realized and unrealized gain on investment transactions     .53     .69     .05          .18++
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)       .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .65     .93     .33          .37
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                          - 0 -    (.22)   (.14)        (.25)
Distributions from net realized gain on investment
 transactions                                                  (.32)   (.05)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.32)   (.27)   (.15)        (.25)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $11.29  $10.96  $10.30       $10.12
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            5.91%   9.29%   3.34%        3.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   50  $2,182  $2,376       $  975
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .18%    .19%    .20%         .21%^
 Expenses, before waivers/reimbursements(f)+                    .46%    .59%    .80%       24.45%^
 Net investment income(c)                                      1.03%   2.33%   2.89%        2.98%^
Portfolio turnover rate                                          84%     46%     81%         100%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .57%    .61%    .62%         .62%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                            CLASS Z
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.95  $10.30  $10.12       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .24     .24     .24          .19
Net realized and unrealized gain on investment transactions     .42     .69     .09          .18++
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)       .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .66     .93     .33          .37
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.29)   (.23)   (.14)        (.25)
Distributions from net realized gain on investment
 transactions                                                  (.32)   (.05)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.61)   (.28)   (.15)        (.25)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $11.00  $10.95  $10.30       $10.12
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            6.05%   9.27%   3.32%        3.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  157  $   11  $   11       $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .12%    .19%    .20%         .21%^
 Expenses, before waivers/reimbursements(f)+                    .49%    .49%    .97%       24.49%^
 Net investment income(c)                                      2.24%   2.32%   2.42%        2.99%^
Portfolio turnover rate                                          84%     46%     81%         100%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .57%    .61%    .62%         .62%^

See footnotes on page 136.

AB MULTI-MANAGER SELECT 2025 FUND
--------------------------------------------------------------------------------

                                                                             CLASS A
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.32  $10.45  $10.33        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .28     .19     .24           .11
Net realized and unrealized gain on investment transactions     .51     .91     .03           .33++
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                 .79    1.10     .27           .44
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.26)   (.15)   (.15)         (.11)
Distributions from net realized gain on investment
 transactions                                                  (.25)   (.08)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.51)   (.23)   (.15)         (.11)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $11.60  $11.32  $10.45        $10.33
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            6.99%  10.74%   2.65%         4.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $5,525  $4,804  $8,857        $  174
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .39%    .43%    .44%          .45%^
 Expenses, before waivers/reimbursements(f)+                    .72%    .75%    .83%        13.53%^
 Net investment income(c)                                      2.40%   1.77%   2.39%         1.73%^
Portfolio turnover rate                                          80%     41%     75%           22%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .56%    .64%    .62%          .60%^

--------------------------------------------------------------------------------

                                                                             CLASS C
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.19  $10.38  $10.29        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .19     .15     .14           .05
Net realized and unrealized gain on investment transactions     .51     .86     .06           .35++
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                 .70    1.01     .20           .40
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.16)   (.12)   (.11)         (.11)
Distributions from net realized gain on investment
 transactions                                                  (.25)   (.08)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.41)   (.20)   (.11)         (.11)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $11.48  $11.19  $10.38        $10.29
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            6.26%   9.87%   1.97%         3.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  714  $  629  $  818        $  138
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                   1.14%   1.18%   1.19%         1.20%^
 Expenses, before waivers/reimbursements(f)+                   1.48%   1.53%   1.68%        15.69%^
 Net investment income(c)                                      1.68%   1.40%   1.38%          .72%^
Portfolio turnover rate                                          80%     41%     75%           22%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .56%    .64%    .62%          .60%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                          ADVISOR CLASS
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.34  $10.51  $10.35        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .31     .25     .25           .11
Net realized and unrealized gain on investment transactions     .51     .87     .05           .35++
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                 .82    1.12     .30           .46
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.28)   (.21)   (.14)         (.11)
Distributions from net realized gain on investment
 transactions                                                  (.25)   (.08)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.53)   (.29)   (.14)         (.11)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $11.63  $11.34  $10.51        $10.35
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            7.31%  10.95%   2.97%         4.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,053  $  861  $  708        $  534
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .14%    .18%    .19%          .20%^
 Expenses, before waivers/reimbursements(f)+                    .47%    .52%    .79%        13.26%^
 Net investment income(c)                                      2.65%   2.32%   2.51%         1.71%^
Portfolio turnover rate                                          80%     41%     75%           22%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .56%    .64%    .62%          .60%^

--------------------------------------------------------------------------------

                                                                             CLASS R
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.05  $10.24  $10.14        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .26     .19     .20           .12
Net realized and unrealized gain on investment transactions     .48     .85     .04           .31++
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                 .74    1.04     .24           .43
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.23)   (.15)   (.14)         (.29)
Distributions from net realized gain on investment
 transactions                                                  (.25)   (.08)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.48)   (.23)   (.14)         (.29)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $11.31  $11.05  $10.24        $10.14
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            6.76%  10.35%   2.44%         4.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $2,636  $2,852  $2,802        $  482
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .65%    .68%    .69%          .70%^
 Expenses, before waivers/reimbursements(f)+                   1.11%   1.03%   1.01%         7.14%^
 Net investment income(c)                                      2.32%   1.84%   2.10%         1.98%^
Portfolio turnover rate                                          80%     41%     75%           22%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .56%    .64%    .62%          .60%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                                CLASS K
                                                                                              DECEMBER 15,
                                                                                               2014(a) TO
                                                                   YEAR ENDED JULY 31,          JULY 31,
                                                               2018      2017        2016         2015
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  11.09  $  10.28  $  10.16       $ 10.00
                                                             --------  --------  --------       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .28       .21       .22           .09
Net realized and unrealized gain on investment transactions       .49       .86       .05           .36++
Contributions from Affiliates                                   - 0 -     - 0 -       .00(d)        .00(d)
                                                             --------  --------  --------       -------
Net increase in net asset value from operations                   .77      1.07       .27           .45
                                                             --------  --------  --------       -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.25)     (.18)     (.15)         (.29)
Distributions from net realized gain on investment
 transactions                                                    (.25)     (.08)     (.00)(d)     - 0 -
                                                             --------  --------  --------       -------
Total dividends and distributions                                (.50)     (.26)     (.15)         (.29)
                                                             --------  --------  --------       -------
Net asset value, end of period                               $  11.36  $  11.09  $  10.28       $ 10.16
                                                             ========  ========  ========       =======
TOTAL RETURN
Total investment return based on net asset value(e)              7.01%    10.66%     2.71%         4.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $141,801  $120,243  $106,535       $10,497
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                      .40%      .43%      .44%          .45%^
 Expenses, before waivers/reimbursements(f)+                      .81%      .81%      .92%         5.97%^
 Net investment income(c)                                        2.45%     2.04%     2.26%         1.46%^
Portfolio turnover rate                                            80%       41%       75%           22%
----------------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios                .56%      .64%      .62%          .60%^

--------------------------------------------------------------------------------

                                                                             CLASS I
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.12  $10.31  $10.17        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .26     .24     .27           .19
Net realized and unrealized gain on investment transactions     .54     .86     .02           .27++
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                 .80    1.10     .29           .46
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.26)   (.21)   (.15)         (.29)
Distributions from net realized gain on investment
 transactions                                                  (.25)   (.08)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.51)   (.29)   (.15)         (.29)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $11.41  $11.12  $10.31        $10.17
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            7.27%  10.98%   2.96%         4.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  831  $3,217  $2,421        $  984
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .15%    .18%    .19%          .20%^
 Expenses, before waivers/reimbursements(f)+                    .45%    .49%    .65%        22.66%^
 Net investment income(c)                                      2.21%   2.25%   2.77%         3.04%^
Portfolio turnover rate                                          80%     41%     75%           22%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .56%    .64%    .62%          .60%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                             CLASS Z
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.11  $10.31  $10.17        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .28     .27     .23           .19
Net realized and unrealized gain on investment transactions     .52     .83     .06           .27++
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                 .80    1.10     .29           .46
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.29)   (.22)   (.15)         (.29)
Distributions from net realized gain on investment
 transactions                                                  (.25)   (.08)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.54)   (.30)   (.15)         (.29)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $11.37  $11.11  $10.31        $10.17
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            7.30%  10.97%   2.95%         4.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  111  $   38  $   11        $   10
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .14%    .18%    .19%          .20%^
 Expenses, before waivers/reimbursements(f)+                    .39%    .41%    .78%        22.69%^
 Net investment income(c)                                      2.45%   2.53%   2.32%         3.04%^
Portfolio turnover rate                                          80%     41%     75%           22%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .56%    .64%    .62%          .60%^

See footnotes on page 136.

AB MULTI-MANAGER SELECT 2030 FUND
--------------------------------------------------------------------------------

                                                                            CLASS A
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.56  $10.50  $10.39       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .27     .19     .21          .08
Net realized and unrealized gain on investment transactions     .64    1.11     .04          .47
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)       .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .91    1.30     .25          .55
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.25)   (.15)   (.13)        (.16)
Distributions from net realized gain on investment
 transactions                                                  (.36)   (.09)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.61)   (.24)   (.14)        (.16)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $11.86  $11.56  $10.50       $10.39
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            7.99%  12.65%   2.52%        5.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $7,179  $5,956  $8,554       $  317
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .42%    .48%    .48%         .49%^
 Expenses, before waivers/reimbursements(f)+                    .75%    .83%    .97%       18.85%^
 Net investment income(c)                                      2.27%   1.75%   2.14%        1.18%^
Portfolio turnover rate                                          73%     48%     72%          35%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .63%    .62%         .64%^

--------------------------------------------------------------------------------

                                                                            CLASS C
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.43  $10.42  $10.35       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .16     .13     .12          .12
Net realized and unrealized gain on investment transactions     .65    1.08     .07          .38
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)       .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .81    1.21     .19          .50
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.14)   (.11)   (.11)        (.15)
Distributions from net realized gain on investment
 transactions                                                  (.36)   (.09)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.50)   (.20)   (.12)        (.15)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $11.74  $11.43  $10.42       $10.35
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            7.10%  11.86%   1.86%        5.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,212  $  951  $  911       $   20
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                   1.18%   1.23%   1.23%        1.24%^
 Expenses, before waivers/reimbursements(f)+                   1.51%   1.59%   1.83%       25.83%^
 Net investment income(c)                                      1.41%   1.20%   1.17%        1.88%^
Portfolio turnover rate                                          73%     48%     72%          35%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .63%    .62%         .64%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                         ADVISOR CLASS
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.59  $10.55  $10.41       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .30     .24     .25          .12
Net realized and unrealized gain on investment transactions     .64    1.09     .04          .45
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)       .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .94    1.33     .29          .57
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.28)   (.20)   (.14)        (.16)
Distributions from net realized gain on investment
 transactions                                                  (.36)   (.09)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.64)   (.29)   (.15)        (.16)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $11.89  $11.59  $10.55       $10.41
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            8.21%  12.95%   2.82%        5.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,052  $  924  $  702       $   50
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .17%    .23%    .23%         .24%^
 Expenses, before waivers/reimbursements(f)+                    .50%    .58%    .70%       18.70%^
 Net investment income(c)                                      2.56%   2.25%   2.54%        1.82%^
Portfolio turnover rate                                          73%     48%     72%          35%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .63%    .62%         .64%^

--------------------------------------------------------------------------------

                                                                            CLASS R
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.31  $10.29  $10.20       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .26     .20     .18          .10
Net realized and unrealized gain on investment transactions     .60    1.04     .05          .43
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)       .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .86    1.24     .23          .53
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.23)   (.13)   (.13)        (.33)
Distributions from net realized gain on investment
 transactions                                                  (.36)   (.09)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.59)   (.22)   (.14)        (.33)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $11.58  $11.31  $10.29       $10.20
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            7.71%  12.29%   2.32%        5.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,819  $1,300  $1,866       $  380
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .67%    .73%    .73%         .74%^
 Expenses, before waivers/reimbursements(f)+                   1.16%   1.15%   1.40%        8.24%^
 Net investment income(c)                                      2.22%   1.89%   1.89%        1.70%^
Portfolio turnover rate                                          73%     48%     72%          35%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .63%    .62%         .64%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                              CLASS K
                                                                                           DECEMBER 15,
                                                                                            2014(a) TO
                                                                  YEAR ENDED JULY 31,        JULY 31,
                                                               2018      2017      2016        2015
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  11.33  $ 10.32  $ 10.21       $10.00
                                                             --------  -------  -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .27      .21      .20          .08
Net realized and unrealized gain on investment transactions       .62     1.06      .06          .46
Contributions from Affiliates                                   - 0 -    - 0 -      .00(d)       .00(d)
                                                             --------  -------  -------       ------
Net increase in net asset value from operations                   .89     1.27      .26          .54
                                                             --------  -------  -------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.25)    (.17)    (.14)        (.33)
Distributions from net realized gain on investment
 transactions                                                    (.36)    (.09)    (.01)       - 0 -
                                                             --------  -------  -------       ------
Total dividends and distributions                                (.61)    (.26)    (.15)        (.33)
                                                             --------  -------  -------       ------
Net asset value, end of period                               $  11.61  $ 11.33  $ 10.32       $10.21
                                                             ========  =======  =======       ======
TOTAL RETURN
Total investment return based on net asset value(e)              7.92%   12.61%    2.60%        5.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $111,934  $88,325  $70,952       $7,785
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                      .42%     .48%     .48%         .49%^
 Expenses, before waivers/reimbursements(f)+                      .86%     .89%    1.06%        7.09%^
 Net investment income(c)                                        2.34%    1.94%    2.08%        1.28%^
Portfolio turnover rate                                            73%      48%      72%          35%
-------------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios                .53%     .63%     .62%         .64%^

--------------------------------------------------------------------------------

                                                                            CLASS I
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.36  $10.35  $10.23       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .27     .24     .24          .18
Net realized and unrealized gain on investment transactions     .66    1.07     .03          .38
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)       .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .93    1.31     .27          .56
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.27)   (.21)   (.14)        (.33)
Distributions from net realized gain on investment
 transactions                                                  (.36)   (.09)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.63)   (.30)   (.15)        (.33)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $11.66  $11.36  $10.35       $10.23
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            8.27%  12.94%   2.75%        5.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,798  $4,288  $2,682       $  994
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .18%    .23%    .23%         .24%^
 Expenses, before waivers/reimbursements(f)+                    .53%    .57%    .80%       22.26%^
 Net investment income(c)                                      2.28%   2.26%   2.42%        2.90%^
Portfolio turnover rate                                          73%     48%     72%          35%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .63%    .62%         .64%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                            CLASS Z
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.36  $10.35  $10.23       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .25     .23     .21          .18
Net realized and unrealized gain on investment transactions     .68    1.08     .06          .38
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)       .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                 .93    1.31     .27          .56
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.29)   (.21)   (.14)        (.33)
Distributions from net realized gain on investment
 transactions                                                  (.36)   (.09)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.65)   (.30)   (.15)        (.33)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $11.64  $11.36  $10.35       $10.23
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            8.29%  12.99%   2.74%        5.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  101  $   17  $   11       $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .16%    .23%    .23%         .24%^
 Expenses, before waivers/reimbursements(f)+                    .44%    .48%    .95%       22.28%^
 Net investment income(c)                                      2.19%   2.19%   2.11%        2.88%^
Portfolio turnover rate                                          73%     48%     72%          35%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .63%    .62%         .64%^

See footnotes on page 136.

AB MULTI-MANAGER SELECT 2035 FUND
--------------------------------------------------------------------------------

                                                                             CLASS A
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.76  $10.47  $10.44        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .26     .17     .18           .07
Net realized and unrealized gain on investment transactions     .80    1.31     .00(d)        .56
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                1.06    1.48     .18           .63
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.25)   (.11)   (.15)         (.19)
Distributions from net realized gain on investment
 transactions                                                  (.37)   (.08)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.62)   (.19)   (.15)         (.19)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $12.20  $11.76  $10.47        $10.44
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            9.07%  14.39%   1.79%         6.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $5,463  $4,670  $7,259        $  288
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .42%    .48%    .49%          .49%^
 Expenses, before waivers/reimbursements(f)+                    .81%    .91%   1.13%        14.64%^
 Net investment income(c)                                      2.17%   1.56%   1.79%         1.09%^
Portfolio turnover rate                                          71%     38%     74%           17%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .65%    .62%          .63%^

--------------------------------------------------------------------------------

                                                                             CLASS C
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.60  $10.38  $10.40        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .16     .13     .08           .05
Net realized and unrealized gain on investment transactions     .79    1.25     .02           .54
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                 .95    1.38     .10           .59
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.10)   (.08)   (.12)         (.19)
Distributions from net realized gain on investment
 transactions                                                  (.37)   (.08)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.47)   (.16)   (.12)         (.19)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $12.08  $11.60  $10.38        $10.40
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            8.22%  13.53%    .98%         5.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  673  $  604  $  959        $   65
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                   1.18%   1.23%   1.24%         1.24%^
 Expenses, before waivers/reimbursements(f)+                   1.57%   1.68%   2.00%        19.46%^
 Net investment income(c)                                      1.36%   1.22%    .84%          .76%^
Portfolio turnover rate                                          71%     38%     74%           17%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .65%    .62%          .63%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                          ADVISOR CLASS
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.80  $10.55  $10.45        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .31     .23     .20           .07
Net realized and unrealized gain on investment transactions     .78    1.28     .02           .57
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                1.09    1.51     .22           .64
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.27)   (.18)   (.12)         (.19)
Distributions from net realized gain on investment
 transactions                                                  (.37)   (.08)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.64)   (.26)   (.12)         (.19)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $12.25  $11.80  $10.55        $10.45
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            9.37%  14.59%   2.12%         6.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  456  $  535  $  450        $  171
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .18%    .23%    .24%          .24%^
 Expenses, before waivers/reimbursements(f)+                    .56%    .67%    .99%        21.13%^
 Net investment income(c)                                      2.57%   2.07%   2.03%         1.16%^
Portfolio turnover rate                                          71%     38%     74%           17%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .65%    .62%          .63%^

--------------------------------------------------------------------------------

                                                                             CLASS R
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.47  $10.25  $10.25        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .25     .17     .15           .10
Net realized and unrealized gain on investment transactions     .74    1.25     .00(d)        .51
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                 .99    1.42     .15           .61
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.22)   (.12)   (.15)         (.36)
Distributions from net realized gain on investment
 transactions                                                  (.37)   (.08)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.59)   (.20)   (.15)         (.36)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $11.87  $11.47  $10.25        $10.25
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            8.75%  14.07%   1.49%         6.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,238  $1,709  $1,396        $  216
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .68%    .73%    .74%          .74%^
 Expenses, before waivers/reimbursements(f)+                   1.18%   1.12%   1.46%         9.15%^
 Net investment income(c)                                      2.08%   1.60%   1.57%         1.62%^
Portfolio turnover rate                                          71%     38%     74%           17%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .65%    .62%          .63%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                               CLASS K
                                                                                            DECEMBER 15,
                                                                                             2014(a) TO
                                                                  YEAR ENDED JULY 31,         JULY 31,
                                                               2018      2017      2016         2015
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  11.51  $ 10.29  $ 10.26        $10.00
                                                             --------  -------  -------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                       .26      .19      .17           .07
Net realized and unrealized gain on investment transactions       .78     1.26      .01           .56
Contributions from Affiliates                                   - 0 -    - 0 -      .00(d)        .00(d)
                                                             --------  -------  -------        ------
Net increase in net asset value from operations                  1.04     1.45      .18           .63
                                                             --------  -------  -------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                             (.25)    (.15)    (.15)         (.37)
Distributions from net realized gain on investment
 transactions                                                    (.37)    (.08)    (.00)(d)     - 0 -
                                                             --------  -------  -------        ------
Total dividends and distributions                                (.62)    (.23)    (.15)         (.37)
                                                             --------  -------  -------        ------
Net asset value, end of period                               $  11.93  $ 11.51  $ 10.29        $10.26
                                                             ========  =======  =======        ======
TOTAL RETURN
Total investment return based on net asset value(e)              9.12%   14.34%    1.85%         6.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $112,028  $79,677  $58,198        $6,768
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                      .42%     .48%     .49%          .49%^
 Expenses, before waivers/reimbursements(f)+                      .87%     .93%    1.17%         6.39%^
 Net investment income(c)                                        2.20%    1.77%    1.72%         1.16%^
Portfolio turnover rate                                            71%      38%      74%           17%
--------------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios                .53%     .65%     .62%          .63%^

--------------------------------------------------------------------------------

                                                                             CLASS I
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.54  $10.32  $10.28        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .12     .23     .20           .17
Net realized and unrealized gain on investment transactions     .95    1.25     .00(d)        .48
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                1.07    1.48     .20           .65
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.15)   (.18)   (.16)         (.37)
Distributions from net realized gain on investment
 transactions                                                  (.37)   (.08)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.52)   (.26)   (.16)         (.37)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $12.09  $11.54  $10.32        $10.28
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            9.33%  14.64%   2.01%         6.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  290  $4,280  $3,084        $1,001
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .21%    .23%    .24%          .24%^
 Expenses, before waivers/reimbursements(f)+                    .47%    .62%    .91%        22.51%^
 Net investment income(c)                                       .99%   2.14%   2.10%         2.65%^
Portfolio turnover rate                                          71%     38%     74%           17%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .65%    .62%          .63%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                             CLASS Z
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.53  $10.32  $10.28        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .27     .22     .17           .17
Net realized and unrealized gain on investment transactions     .80    1.26     .03           .48
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                1.07    1.48     .20           .65
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.29)   (.19)   (.16)         (.37)
Distributions from net realized gain on investment
 transactions                                                  (.37)   (.08)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.66)   (.27)   (.16)         (.37)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $11.94  $11.53  $10.32        $10.28
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            9.37%  14.62%   2.00%         6.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   36  $   24  $   11        $   12
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .17%    .23%    .24%          .24%^
 Expenses, before waivers/reimbursements(f)+                    .45%    .52%   1.16%        22.53%^
 Net investment income(c)                                      2.28%   2.06%   1.77%         2.64%^
Portfolio turnover rate                                          71%     38%     74%           17%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .65%    .62%          .63%^

See footnotes on page 136.

AB MULTI-MANAGER SELECT 2040 FUND
--------------------------------------------------------------------------------

                                                                             CLASS A
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.80  $10.40  $10.42        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .23     .13     .14           .11
Net realized and unrealized gain (loss) on investment
 transactions                                                   .91    1.43    (.01)++        .58
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                1.14    1.56     .13           .69
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.20)   (.08)   (.15)         (.27)
Distributions from net realized gain on investment
 transactions                                                  (.40)   (.08)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.60)   (.16)   (.15)         (.27)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $12.34  $11.80  $10.40        $10.42
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            9.81%  15.22%   1.28%         6.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $4,072  $4,051  $6,816        $   77
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .45%    .52%    .52%          .53%^
 Expenses, before waivers/reimbursements(f)+                    .97%   1.03%   1.18%        23.89%^
 Net investment income(c)                                      1.89%   1.17%   1.45%         1.69%^
Portfolio turnover rate                                          85%     46%     69%           16%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .66%    .63%          .64%^

--------------------------------------------------------------------------------

                                                                             CLASS C
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.65  $10.33  $10.39        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .14     .10     .03           .09
Net realized and unrealized gain on investment transactions     .90    1.37     .01           .56
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                1.04    1.47     .04           .65
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.08)   (.07)   (.10)         (.26)
Distributions from net realized gain on investment
 transactions                                                  (.40)   (.08)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.48)   (.15)   (.10)         (.26)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $12.21  $11.65  $10.33        $10.39
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            8.98%  14.43%    .44%         6.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  584  $  398  $  844        $   26
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                   1.19%   1.27%   1.27%         1.28%^
 Expenses, before waivers/reimbursements(f)+                   1.73%   1.81%   2.03%        30.19%^
 Net investment income(c)                                      1.19%    .95%    .35%         1.35%^
Portfolio turnover rate                                          85%     46%     69%           16%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .66%    .63%          .64%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                          ADVISOR CLASS
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.85  $10.49  $10.45        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .25     .20     .16           .15
Net realized and unrealized gain (loss) on investment
 transactions                                                   .93    1.40    (.02)++        .57
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                1.18    1.60     .14           .72
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.23)   (.16)   (.10)         (.27)
Distributions from net realized gain on investment
 transactions                                                  (.40)   (.08)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.63)   (.24)   (.10)         (.27)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $12.40  $11.85  $10.49        $10.45
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)           10.10%  15.54%   1.40%         7.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  541  $  459  $  268        $   15
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .19%    .27%    .27%          .28%^
 Expenses, before waivers/reimbursements(f)+                    .72%    .81%    .89%        29.08%^
 Net investment income(c)                                      2.08%   1.80%   1.58%         2.33%^
Portfolio turnover rate                                          85%     46%     69%           16%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .66%    .63%          .64%^

--------------------------------------------------------------------------------

                                                                             CLASS R
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.49  $10.18  $10.24        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .22     .14     .13           .11
Net realized and unrealized gain (loss) on investment
 transactions                                                   .87    1.36    (.04)++        .57
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                1.09    1.50     .09           .68
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.16)   (.11)   (.15)         (.44)
Distributions from net realized gain on investment
 transactions                                                  (.40)   (.08)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.56)   (.19)   (.15)         (.44)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $12.02  $11.49  $10.18        $10.24
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)            9.62%  14.92%    .92%         6.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,314  $1,508  $1,224        $   36
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .70%    .77%    .77%          .78%^
 Expenses, before waivers/reimbursements(f)+                   1.32%   1.28%   1.45%        14.63%^
 Net investment income(c)                                      1.85%   1.29%   1.33%         1.71%^
Portfolio turnover rate                                          85%     46%     69%           16%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .66%    .63%          .64%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                              CLASS K
                                                                                           DECEMBER 15,
                                                                                            2014(a) TO
                                                                  YEAR ENDED JULY 31,        JULY 31,
                                                               2018     2017      2016         2015
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 11.55  $ 10.22  $ 10.25        $10.00
                                                             -------  -------  -------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .22      .17      .13           .06
Net realized and unrealized gain (loss) on investment
 transactions                                                    .90     1.37     (.01)++        .63
Contributions from Affiliates                                  - 0 -    - 0 -      .00(d)        .00(d)
                                                             -------  -------  -------        ------
Net increase in net asset value from operations                 1.12     1.54      .12           .69
                                                             -------  -------  -------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.21)    (.13)    (.15)         (.44)
Distributions from net realized gain on investment
 transactions                                                   (.40)    (.08)    (.00)(d)     - 0 -
                                                             -------  -------  -------        ------
Total dividends and distributions                               (.61)    (.21)    (.15)         (.44)
                                                             -------  -------  -------        ------
Net asset value, end of period                               $ 12.06  $ 11.55  $ 10.22        $10.25
                                                             =======  =======  =======        ======
TOTAL RETURN
Total investment return based on net asset value(e)             9.77%   15.30%    1.23%         7.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $66,476  $53,902  $46,834        $8,623
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                     .44%     .52%     .52%          .53%^
 Expenses, before waivers/reimbursements(f)+                    1.03%    1.06%    1.30%         5.69%^
 Net investment income(c)                                       1.88%    1.56%    1.38%         1.03%^
Portfolio turnover rate                                           85%      46%      69%           16%
-------------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios               .53%     .66%     .63%          .64%^

--------------------------------------------------------------------------------

                                                                             CLASS I
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.57  $10.25  $10.27        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .12     .19     .19           .15
Net realized and unrealized gain (loss) on investment
 transactions                                                  1.03    1.37    (.05)++        .56
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                1.15    1.56     .14           .71
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.17)   (.16)   (.16)         (.44)
Distributions from net realized gain on investment
 transactions                                                  (.40)   (.08)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.57)   (.24)   (.16)         (.44)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $12.15  $11.57  $10.25        $10.27
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)           10.08%  15.52%   1.40%         7.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  369  $3,644  $2,140        $1,008
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .23%    .27%    .27%          .28%^
 Expenses, before waivers/reimbursements(f)+                    .63%    .73%   1.11%        18.71%^
 Net investment income(c)                                       .98%   1.75%   2.00%         2.44%^
Portfolio turnover rate                                          85%     46%     69%           16%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .66%    .63%          .64%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                             CLASS Z
                                                                                        DECEMBER 15,
                                                                                         2014(a) TO
                                                                YEAR ENDED JULY 31,       JULY 31,
                                                              2018    2017      2016        2015
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.57  $10.25  $10.27        $10.00
                                                             ------  ------  ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .25     .19     .14           .04
Net realized and unrealized gain on investment transactions     .91    1.38     .00(d)        .67
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)        .00(d)
                                                             ------  ------  ------        ------
Net increase in net asset value from operations                1.16    1.57     .14           .71
                                                             ------  ------  ------        ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.25)   (.17)   (.16)         (.44)
Distributions from net realized gain on investment
 transactions                                                  (.40)   (.08)   (.00)(d)     - 0 -
                                                             ------  ------  ------        ------
Total dividends and distributions                              (.65)   (.25)   (.16)         (.44)
                                                             ------  ------  ------        ------
Net asset value, end of period                               $12.08  $11.57  $10.25        $10.27
                                                             ======  ======  ======        ======
TOTAL RETURN
Total investment return based on net asset value(e)           10.14%  15.59%   1.38%         7.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  681  $  600  $  519        $  522
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .19%    .27%    .27%          .28%^
 Expenses, before waivers/reimbursements(f)+                    .60%    .64%   1.29%        16.54%^
 Net investment income(c)                                      2.10%   1.79%   1.46%          .68%^
Portfolio turnover rate                                          85%     46%     69%           16%
----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .53%    .66%    .63%          .64%^

See footnotes on page 136.

AB MULTI-MANAGER SELECT 2045 FUND
--------------------------------------------------------------------------------

                                                                            CLASS A
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.92  $10.43  $10.51       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .21     .13     .15          .12
Net realized and unrealized gain (loss) on investment
 transactions                                                  1.00    1.49    (.08)++       .60
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)       .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                1.21    1.62     .07          .72
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.18)   (.07)   (.14)        (.21)
Distributions from net realized gain on investment
 transactions                                                  (.39)   (.06)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.57)   (.13)   (.15)        (.21)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $12.56  $11.92  $10.43       $10.51
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)           10.29%  15.71%    .76%        7.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $3,253  $3,016  $5,107       $  111
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .44%    .50%    .52%         .54%^
 Expenses, before waivers/reimbursements(f)+                   1.10%   1.26%   1.50%       28.43%^
 Net investment income(c)                                      1.73%   1.19%   1.48%        1.96%^
Portfolio turnover rate                                          77%     39%     67%          14%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .52%    .66%    .65%         .63%^

--------------------------------------------------------------------------------

                                                                            CLASS C
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.87  $10.43  $10.47       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .12     .09     .04          .01
Net realized and unrealized gain (loss) on investment
 transactions                                                   .98    1.45    (.05)++       .66
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)       .00(d)
                                                             ------  ------  ------       ------
Net increase (decrease) in net asset value from operations     1.10    1.54    (.01)         .67
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.09)   (.04)   (.02)        (.20)
Distributions from net realized gain on investment
 transactions                                                  (.39)   (.06)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.48)   (.10)   (.03)        (.20)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $12.49  $11.87  $10.43       $10.47
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            9.35%  14.91%   (.05)%       6.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  268  $  275  $  289       $   84
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                   1.19%   1.25%   1.27%        1.29%^
 Expenses, before waivers/reimbursements(f)+                   1.86%   2.04%   2.74%       27.00%^
 Net investment income(c)                                      1.00%    .81%    .45%         .14%^
Portfolio turnover rate                                          77%     39%     67%          14%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .52%    .66%    .65%         .63%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                         ADVISOR CLASS
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $12.01  $10.54  $10.53       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .24     .18     .18          .15
Net realized and unrealized gain (loss) on investment
 transactions                                                  1.01    1.49    (.09)++       .59
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)       .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                1.25    1.67     .09          .74
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.21)   (.14)   (.07)        (.21)
Distributions from net realized gain on investment
 transactions                                                  (.39)   (.06)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.60)   (.20)   (.08)        (.21)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $12.66  $12.01  $10.54       $10.53
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)           10.57%  16.09%    .86%        7.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   51  $   32  $   53       $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .19%    .25%    .27%         .29%^
 Expenses, before waivers/reimbursements(f)+                    .85%   1.02%   1.39%       29.40%^
 Net investment income(c)                                      1.94%   1.63%   1.81%        2.35%^
Portfolio turnover rate                                          77%     39%     67%          14%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .52%    .66%    .65%         .63%^

--------------------------------------------------------------------------------

                                                                            CLASS R
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.59  $10.20  $10.32       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .22     .14     .13          .10
Net realized and unrealized gain (loss) on investment
 transactions                                                   .93    1.41    (.09)++       .60
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)       .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                1.15    1.55     .04          .70
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.18)   (.10)   (.15)        (.38)
Distributions from net realized gain on investment
 transactions                                                  (.39)   (.06)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.57)   (.16)   (.16)        (.38)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $12.17  $11.59  $10.20       $10.32
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)           10.00%  15.44%    .41%        7.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  351  $2,174  $1,836       $   63
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .70%    .75%    .77%         .79%^
 Expenses, before waivers/reimbursements(f)+                   1.37%   1.33%   1.60%       15.63%^
 Net investment income(c)                                      1.79%   1.28%   1.33%        1.53%^
Portfolio turnover rate                                          77%     39%     67%          14%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .52%    .66%    .65%         .63%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                              CLASS K
                                                                                          DECEMBER 15,
                                                                                           2014(a) TO
                                                                 YEAR ENDED JULY 31,        JULY 31,
                                                               2018     2017      2016        2015
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 11.65  $ 10.24  $ 10.34       $10.00
                                                             -------  -------  -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .21      .16      .13          .06
Net realized and unrealized gain (loss) on investment
 transactions                                                    .97     1.44     (.07)++       .66
Contributions from Affiliates                                  - 0 -    - 0 -      .00(d)       .00(d)
                                                             -------  -------  -------       ------
Net increase in net asset value from operations                 1.18     1.60      .06          .72
                                                             -------  -------  -------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.20)    (.13)    (.15)        (.38)
Distributions from net realized gain on investment
 transactions                                                   (.39)    (.06)    (.01)       - 0 -
                                                             -------  -------  -------       ------
Total dividends and distributions                               (.59)    (.19)    (.16)        (.38)
                                                             -------  -------  -------       ------
Net asset value, end of period                               $ 12.24  $ 11.65  $ 10.24       $10.34
                                                             =======  =======  =======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            10.24%   15.88%     .62%        7.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $60,923  $44,736  $34,012       $6,077
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                     .44%     .50%     .52%         .54%^
 Expenses, before waivers/reimbursements(f)+                    1.09%    1.16%    1.57%        7.63%^
 Net investment income(c)                                       1.76%    1.47%    1.32%         .93%^
Portfolio turnover rate                                           77%      39%      67%          14%
------------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios               .52%     .66%     .65%         .63%^

--------------------------------------------------------------------------------

                                                                            CLASS I
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.67  $10.27  $10.34       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .10     .18     .17          .15
Net realized and unrealized gain (loss) on investment
 transactions                                                  1.12    1.44    (.08)++       .57
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)       .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                1.22    1.62     .09          .72
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.14)   (.16)   (.15)        (.38)
Distributions from net realized gain on investment
 transactions                                                  (.39)   (.06)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.53)   (.22)   (.16)        (.38)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $12.36  $11.67  $10.27       $10.34
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)           10.55%  16.08%    .97%        7.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  317  $3,830  $2,319       $1,009
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .22%    .25%    .27%         .29%^
 Expenses, before waivers/reimbursements(f)+                    .68%    .84%   1.41%       23.10%^
 Net investment income(c)                                       .76%   1.66%   1.79%        2.36%^
Portfolio turnover rate                                          77%     39%     67%          14%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .52%    .66%    .65%         .63%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                            CLASS Z
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.66  $10.27  $10.34       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .24     .19     .14          .06
Net realized and unrealized gain (loss) on investment
 transactions                                                   .98    1.43    (.05)++       .66
Contributions from Affiliates                                 - 0 -   - 0 -     .00(d)       .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                1.22    1.62     .09          .72
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.24)   (.17)   (.15)        (.38)
Distributions from net realized gain on investment
 transactions                                                  (.39)   (.06)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.63)   (.23)   (.16)        (.38)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $12.25  $11.66  $10.27       $10.34
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)           10.60%  16.05%    .96%        7.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  440  $  369  $  316       $  346
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .19%    .25%    .27%         .29%^
 Expenses, before waivers/reimbursements(f)+                    .66%    .76%   1.78%       16.19%^
 Net investment income(c)                                      1.99%   1.74%   1.41%         .96%^
Portfolio turnover rate                                          77%     39%     67%          14%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .52%    .66%    .65%         .63%^

See footnotes on page 136.

AB MULTI-MANAGER SELECT 2050 FUND
--------------------------------------------------------------------------------

                                                                            CLASS A
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $12.13  $10.49  $10.49       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .21     .14     .11          .09
Net realized and unrealized gain (loss) on investment
 transactions                                                  1.02    1.55    (.03)++       .61
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                1.23    1.69     .08          .70
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.08)  - 0 -    (.07)        (.21)
Distributions from net realized gain on investment
 transactions                                                  (.48)   (.05)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.56)   (.05)   (.08)        (.21)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $12.80  $12.13  $10.49       $10.49
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)           10.25%  16.19%    .80%        7.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,145  $1,035  $1,206       $   66
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .44%    .51%    .52%         .53%^
 Expenses, before waivers/reimbursements(f)+                   2.39%   3.04%   4.64%       36.42%^
 Net investment income(c)                                      1.65%   1.26%   1.13%        1.37%^
Portfolio turnover rate                                          79%     46%     69%          16%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .52%    .68%    .65%         .63%^

--------------------------------------------------------------------------------

                                                                            CLASS C
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.98  $10.44  $10.44       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .12     .07     .03          .09
Net realized and unrealized gain (loss) on investment
 transactions                                                   .99    1.52    (.02)++       .56
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                1.11    1.59     .01          .65
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                          - 0 -   - 0 -   - 0 -         (.21)
Distributions from net realized gain on investment
 transactions                                                  (.48)   (.05)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.48)   (.05)   (.01)        (.21)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $12.61  $11.98  $10.44       $10.44
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            9.38%  15.30%    .07%        6.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   73  $   81  $   50       $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                   1.20%   1.25%   1.27%        1.28%^
 Expenses, before waivers/reimbursements(f)+                   3.20%   3.89%   5.86%       41.11%^
 Net investment income(c)                                       .97%    .66%    .27%        1.39%^
Portfolio turnover rate                                          79%     46%     69%          16%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .52%    .68%    .65%         .63%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                         ADVISOR CLASS
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $12.21  $10.60  $10.50       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .23     .18     .14          .15
Net realized and unrealized gain (loss) on investment
 transactions                                                  1.04    1.55    (.03)++       .56
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                1.27    1.73     .11          .71
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.14)   (.07)  - 0 -         (.21)
Distributions from net realized gain on investment
 transactions                                                  (.48)   (.05)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.62)   (.12)   (.01)        (.21)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $12.86  $12.21  $10.60       $10.50
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)           10.50%  16.51%   1.02%        7.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  257  $  118  $   66       $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .19%    .25%    .27%         .28%^
 Expenses, before waivers/reimbursements(f)+                   2.12%   2.80%   4.28%       40.13%^
 Net investment income(c)                                      1.84%   1.58%   1.44%        2.38%^
Portfolio turnover rate                                          79%     46%     69%          16%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .52%    .68%    .65%         .63%^

--------------------------------------------------------------------------------

                                                                            CLASS R
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.64  $10.21  $10.29       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .18     .13     .06          .13
Net realized and unrealized gain on investment transactions     .97    1.47     .00(d)       .55
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                1.15    1.60     .06          .68
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.18)   (.12)   (.13)        (.39)
Distributions from net realized gain on investment
 transactions                                                  (.48)   (.05)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.66)   (.17)   (.14)        (.39)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $12.13  $11.64  $10.21       $10.29
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            9.99%  15.84%    .60%        6.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  555  $  570  $  406       $   22
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .70%    .75%    .77%         .78%^
 Expenses, before waivers/reimbursements(f)+                   2.07%   2.26%   2.75%       25.29%^
 Net investment income(c)                                      1.52%   1.22%    .57%        2.03%^
Portfolio turnover rate                                          79%     46%     69%          16%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .52%    .68%    .65%         .63%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                              CLASS K
                                                                                          DECEMBER 15,
                                                                                           2014(a) TO
                                                                 YEAR ENDED JULY 31,        JULY 31,
                                                               2018     2017      2016        2015
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 11.68  $ 10.23  $ 10.30       $10.00
                                                             -------  -------  -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .21      .16      .12          .07
Net realized and unrealized gain (loss) on investment
 transactions                                                    .97     1.47     (.04)++       .62
                                                             -------  -------  -------       ------
Net increase in net asset value from operations                 1.18     1.63      .08          .69
                                                             -------  -------  -------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.21)    (.13)    (.14)        (.39)
Distributions from net realized gain on investment
 transactions                                                   (.48)    (.05)    (.01)       - 0 -
                                                             -------  -------  -------       ------
Total dividends and distributions                               (.69)    (.18)    (.15)        (.39)
                                                             -------  -------  -------       ------
Net asset value, end of period                               $ 12.17  $ 11.68  $ 10.23       $10.30
                                                             =======  =======  =======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            10.27%   16.15%     .80%        6.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $25,090  $17,652  $14,486       $1,613
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                     .44%     .50%     .52%         .53%^
 Expenses, before waivers/reimbursements(f)+                    1.76%    1.99%    2.99%       16.29%^
 Net investment income(c)                                       1.75%    1.50%    1.28%        1.09%^
Portfolio turnover rate                                           79%      46%      69%          16%
------------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios               .52%     .68%     .65%         .63%^

--------------------------------------------------------------------------------

                                                                             CLASS I
                                                                                         DECEMBER 15,
                                                                                          2014(a) TO
                                                                 YEAR ENDED JULY 31,       JULY 31,
                                                               2018     2017     2016        2015
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.73    $10.27  $10.32       $10.00
                                                             ------    ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .00(d)    .18     .17          .15
Net realized and unrealized gain (loss) on investment
 transactions                                                  1.21      1.49    (.07)++       .56
                                                             ------    ------  ------       ------
Net increase in net asset value from operations                1.21      1.67     .10          .71
                                                             ------    ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                          - 0 -      (.16)   (.14)        (.39)
Distributions from net realized gain on investment
 transactions                                                  (.48)     (.05)   (.01)       - 0 -
                                                             ------    ------  ------       ------
Total dividends and distributions                              (.48)     (.21)   (.15)        (.39)
                                                             ------    ------  ------       ------
Net asset value, end of period                               $12.46    $11.73  $10.27       $10.32
                                                             ======    ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)           10.46%    16.51%   1.05%        7.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   38    $2,389  $1,421       $1,007
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .22%      .25%    .27%         .28%^
 Expenses, before waivers/reimbursements(f)+                   1.19%     1.66%   3.58%       27.24%^
 Net investment income(c)                                       .03%     1.64%   1.76%        2.39%^
Portfolio turnover rate                                          79%       46%     69%          16%
-----------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .52%      .68%    .65%         .63%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                            CLASS Z
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.72  $10.27  $10.32       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .21     .19     .13          .15
Net realized and unrealized gain (loss) on investment
 transactions                                                  1.01    1.47    (.03)++       .56
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                1.22    1.66     .10          .71
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.26)   (.16)   (.14)        (.39)
Distributions from net realized gain on investment
 transactions                                                  (.48)   (.05)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.74)   (.21)   (.15)        (.39)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $12.20  $11.72  $10.27       $10.32
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)           10.53%  16.47%   1.04%        7.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   52  $   12  $   11       $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .18%    .25%    .27%         .28%^
 Expenses, before waivers/reimbursements(f)+                   1.34%   1.58%   4.05%       27.28%^
 Net investment income(c)                                      1.72%   1.74%   1.36%        2.38%^
Portfolio turnover rate                                          79%     46%     69%          16%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .52%    .68%    .65%         .63%^

See footnotes on page 136.

AB MULTI-MANAGER SELECT 2055 FUND
--------------------------------------------------------------------------------

                                                                            CLASS A
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.99  $10.39  $10.48       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .21     .14     .12          .11
Net realized and unrealized gain (loss) on investment
 transactions                                                  1.02    1.52    (.09)++       .58
Contributions from Affiliates                                 - 0 -   - 0 -   - 0 -          .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                1.23    1.66     .03          .69
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.14)  - 0 -    (.11)        (.21)
Distributions from net realized gain on investment
 transactions                                                  (.37)   (.06)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.51)   (.06)   (.12)        (.21)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $12.71  $11.99  $10.39       $10.48
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)           10.37%  16.08%    .35%        6.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $1,435  $1,094  $  931       $   25
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .45%    .51%    .52%         .53%^
 Expenses, before waivers/reimbursements(f)+                   1.82%   2.73%   4.64%       22.61%^
 Net investment income(c)                                      1.72%   1.24%   1.19%        1.73%^
Portfolio turnover rate                                          73%     40%     71%          16%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .52%    .68%    .64%         .61%^

--------------------------------------------------------------------------------

                                                                            CLASS C
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.80  $10.30  $10.44       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .09     .05     .08          .09
Net realized and unrealized gain (loss) on investment
 transactions                                                  1.03    1.51    (.13)++       .56
Contributions from Affiliates                                 - 0 -   - 0 -   - 0 -          .00(d)
                                                             ------  ------  ------       ------
Net increase (decrease) in net asset value from operations     1.12    1.56    (.05)         .65
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                          - 0 -   - 0 -    (.08)        (.21)
Distributions from net realized gain on investment
 transactions                                                  (.37)   (.06)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.37)   (.06)   (.09)        (.21)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $12.55  $11.80  $10.30       $10.44
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            9.54%  15.25%   (.45)%       6.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  103  $  192  $   71       $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                   1.21%   1.26%   1.27%        1.28%^
 Expenses, before waivers/reimbursements(f)+                   2.65%   3.52%   6.16%       24.47%^
 Net investment income(c)                                       .74%    .48%    .81%        1.39%^
Portfolio turnover rate                                          73%     40%     71%          16%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .52%    .68%    .64%         .61%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                         ADVISOR CLASS
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $12.12  $10.51  $10.50       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .25     .19     .14          .04
Net realized and unrealized gain (loss) on investment
 transactions                                                  1.03    1.52    (.09)++       .67
Contributions from Affiliates                                 - 0 -   - 0 -   - 0 -          .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                1.28    1.71     .05          .71
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.15)   (.04)   (.03)        (.21)
Distributions from net realized gain on investment
 transactions                                                  (.37)   (.06)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.52)   (.10)   (.04)        (.21)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $12.88  $12.12  $10.51       $10.50
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)           10.66%  16.40%    .52%        7.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  612  $  547  $  466       $  347
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .20%    .26%    .27%         .28%^
 Expenses, before waivers/reimbursements(f)+                   1.57%   2.51%   5.66%       22.48%^
 Net investment income(c)                                      1.97%   1.72%   1.37%         .69%^
Portfolio turnover rate                                          73%     40%     71%          16%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .52%    .68%    .64%         .61%^

--------------------------------------------------------------------------------

                                                                            CLASS R
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.58  $10.17  $10.29       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .21     .07     .07          .12
Net realized and unrealized gain (loss) on investment
 transactions                                                   .94    1.52    (.07)++       .56
Contributions from Affiliates                                 - 0 -   - 0 -   - 0 -          .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                1.15    1.59     .00          .68
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.18)   (.12)   (.11)        (.39)
Distributions from net realized gain on investment
 transactions                                                  (.37)   (.06)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.55)   (.18)   (.12)        (.39)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $12.18  $11.58  $10.17       $10.29
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)           10.09%  15.82%    .09%        6.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $  295  $  323  $   66       $   15
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .70%    .76%    .77%         .78%^
 Expenses, before waivers/reimbursements(f)+                   1.86%   2.12%   3.68%       22.02%^
 Net investment income(c)                                      1.74%    .68%    .69%        1.86%^
Portfolio turnover rate                                          73%     40%     71%          16%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .52%    .68%    .64%         .61%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                              CLASS K
                                                                                          DECEMBER 15,
                                                                                           2014(a) TO
                                                                 YEAR ENDED JULY 31,        JULY 31,
                                                               2018     2017      2016        2015
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 11.60  $ 10.18  $ 10.29       $10.00
                                                             -------  -------  -------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                      .21      .15      .12          .07
Net realized and unrealized gain (loss) on investment
 transactions                                                    .98     1.46     (.08)++       .61
Contributions from Affiliates                                  - 0 -    - 0 -    - 0 -          .00(d)
                                                             -------  -------  -------       ------
Net increase in net asset value from operations                 1.19     1.61      .04          .68
                                                             -------  -------  -------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                            (.20)    (.13)    (.14)        (.39)
Distributions from net realized gain on investment
 transactions                                                   (.37)    (.06)    (.01)       - 0 -
                                                             -------  -------  -------       ------
Total dividends and distributions                               (.57)    (.19)    (.15)        (.39)
                                                             -------  -------  -------       ------
Net asset value, end of period                               $ 12.22  $ 11.60  $ 10.18       $10.29
                                                             =======  =======  =======       ======
TOTAL RETURN
Total investment return based on net asset value(e)            10.36%   16.06%     .42%        6.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $30,434  $21,441  $14,694       $1,300
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                     .45%     .51%     .52%         .53%^
 Expenses, before waivers/reimbursements(f)+                    1.57%    1.93%    3.08%       16.63%^
 Net investment income(c)                                       1.73%    1.44%    1.20%        1.14%^
Portfolio turnover rate                                           73%      40%      71%          16%
------------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios               .52%     .68%     .64%         .61%^

--------------------------------------------------------------------------------

                                                                            CLASS I
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.65  $10.22  $10.32       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .06     .18     .17          .15
Net realized and unrealized gain (loss) on investment
 transactions                                                  1.16    1.47    (.12)++       .56
Contributions from Affiliates                                 - 0 -   - 0 -   - 0 -          .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                1.22    1.65     .05          .71
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.11)   (.16)   (.14)        (.39)
Distributions from net realized gain on investment
 transactions                                                  (.37)   (.06)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.48)   (.22)   (.15)        (.39)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $12.39  $11.65  $10.22       $10.32
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)           10.54%  16.43%    .57%        7.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   87  $1,801  $  878       $1,007
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .24%    .26%    .27%         .28%^
 Expenses, before waivers/reimbursements(f)+                   1.12%   1.61%   4.58%       21.99%^
 Net investment income(c)                                       .49%   1.63%   1.80%        2.39%^
Portfolio turnover rate                                          73%     40%     71%          16%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .52%    .68%    .64%         .61%^

See footnotes on page 136.

--------------------------------------------------------------------------------

                                                                            CLASS Z
                                                                                       DECEMBER 15,
                                                                                        2014(a) TO
                                                                YEAR ENDED JULY 31,      JULY 31,
                                                              2018    2017     2016        2015
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.64  $10.22  $10.32       $10.00
                                                             ------  ------  ------       ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)(c)                                     .22     .18     .13          .15
Net realized and unrealized gain (loss) on investment
 transactions                                                  1.00    1.46    (.08)++       .56
Contributions from Affiliates                                 - 0 -   - 0 -   - 0 -          .00(d)
                                                             ------  ------  ------       ------
Net increase in net asset value from operations                1.22    1.64     .05          .71
                                                             ------  ------  ------       ------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                           (.24)   (.16)   (.14)        (.39)
Distributions from net realized gain on investment
 transactions                                                  (.37)   (.06)   (.01)       - 0 -
                                                             ------  ------  ------       ------
Total dividends and distributions                              (.61)   (.22)   (.15)        (.39)
                                                             ------  ------  ------       ------
Net asset value, end of period                               $12.25  $11.64  $10.22       $10.32
                                                             ======  ======  ======       ======
TOTAL RETURN
Total investment return based on net asset value(e)           10.61%  16.38%    .56%        7.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                    $   45  $   13  $   13       $   11
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements(f)+                    .18%    .26%    .27%         .28%^
 Expenses, before waivers/reimbursements(f)+                   1.15%   1.55%   4.27%       21.98%^
 Net investment income(c)                                      1.82%   1.69%   1.36%        2.38%^
Portfolio turnover rate                                          73%     40%     71%          16%
---------------------------------------------------------------------------------------------------
+ Expense ratios exclude the estimated acquired fund fees
  of affiliated/unaffiliated underlying portfolios              .52%    .68%    .64%         .61%^

(a)Commencement of operations.

(b)Based on average shares outstanding.

(c)Net of fees and expenses waived/reimbursed by the Adviser.

(d)Amount is less than $.005.

(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)The expense ratios do not include expenses incurred by the Fund through its Underlying Portfolios.

 ++ Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Funds' change in net realized and unrealized gain (loss) on investment transactions for the period.

 ^ Annualized.

AB MULTI-MANAGER SELECT 2060 FUND
--------------------------------------------------------------------------------
Financial highlights information is not available because the Fund had not commenced operations prior to February 1, 2019.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year including an initial sales charge of 4.25% and that any fee waiver is in effect only for the first year. The current annual expense ratio for each Fund is the same as stated under "Fees and Expenses of the Fund" and includes the expenses incurred by the Underlying Funds. Additional information concerning the fees and expenses incurred by the Fund may be found at FINRA's Fund Analyzer web page (available at http://apps.finra.org/fundanalyzer/1/fa.aspx).Your actual expenses may be higher or lower.

AB MULTI-MANAGER SELECT RETIREMENT ALLOCATION FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  518.50    $9,960.25
   2              9,960.25      498.01    10,458.26     591.94     9,866.32
   3              9,866.32      493.32    10,359.64     586.36     9,773.29
   4              9,773.29      488.66    10,261.95     580.83     9,681.12
   5              9,681.12      484.06    10,165.18     575.35     9,589.83
   6              9,589.83      479.49    10,069.32     569.92     9,499.40
   7              9,499.40      474.97     9,974.37     564.55     9,409.82
   8              9,409.82      470.49     9,880.31     559.23     9,321.08
   9              9,321.08      466.05     9,787.14     553.95     9,233.19
   10             9,233.19      461.66     9,694.85     548.73     9,146.12
   --------------------------------------------------------------------------
   Cumulative                $4,795.47               $5,649.35

AB MULTI-MANAGER SELECT 2010 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  520.51    $ 9,958.24
   2              9,958.24      497.91    10,456.15     359.69     10,096.46
   3             10,096.46      504.82    10,601.28     364.68     10,236.60
   4             10,236.60      511.83    10,748.43     369.75     10,378.68
   5             10,378.68      518.93    10,897.62     374.88     10,522.74
   6             10,522.74      526.14    11,048.88     380.08     10,668.79
   7             10,668.79      533.44    11,202.23     385.36     10,816.88
   8             10,816.88      540.84    11,357.72     390.71     10,967.02
   9             10,967.02      548.35    11,515.37     396.13     11,119.24
   10            11,119.24      555.96    11,675.20     401.63     11,273.57
   --------------------------------------------------------------------------
   Cumulative                $5,216.98               $3,943.41

AB MULTI-MANAGER SELECT 2015 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  522.52    $ 9,956.23
   2              9,956.23      497.81    10,454.04     183.99     10,270.05
   3             10,270.05      513.50    10,783.55     189.79     10,593.76
   4             10,593.76      529.69    11,123.45     195.77     10,927.68
   5             10,927.68      546.38    11,474.06     201.94     11,272.12
   6             11,272.12      563.61    11,835.72     208.31     11,627.41
   7             11,627.41      581.37    12,208.78     214.87     11,993.91
   8             11,993.91      599.70    12,593.61     221.65     12,371.96
   9             12,371.96      618.60    12,990.56     228.63     12,761.92
   10            12,761.92      638.10    13,400.02     235.84     13,164.18
   --------------------------------------------------------------------------
   Cumulative                $5,567.50               $2,403.32

AB MULTI-MANAGER SELECT 2020 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  520.51    $ 9,958.24
   2              9,958.24      497.91    10,456.15     144.29     10,311.86
   3             10,311.86      515.59    10,827.45     149.42     10,678.03
   4             10,678.03      533.90    11,211.93     154.72     11,057.21
   5             11,057.21      552.86    11,610.07     160.22     11,449.85
   6             11,449.85      572.49    12,022.34     165.91     11,856.43
   7             11,856.43      592.82    12,449.25     171.80     12,277.45
   8             12,277.45      613.87    12,891.33     177.90     12,713.43
   9             12,713.43      635.67    13,349.10     184.22     13,164.88
   10            13,164.88      658.24    13,823.13     190.76     13,632.37
   --------------------------------------------------------------------------
   Cumulative                $5,652.12               $2,019.75

AB MULTI-MANAGER SELECT 2025 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  517.49    $ 9,961.26
   2              9,961.26      498.06    10,459.32     132.83     10,326.48
   3             10,326.48      516.32    10,842.81     137.70     10,705.11
   4             10,705.11      535.26    11,240.36     142.75     11,097.61
   5             11,097.61      554.88    11,652.49     147.99     11,504.50
   6             11,504.50      575.23    12,079.73     153.41     11,926.31
   7             11,926.31      596.32    12,522.63     159.04     12,363.59
   8             12,363.59      618.18    12,981.77     164.87     12,816.90
   9             12,816.90      640.85    13,457.75     170.91     13,286.84
   10            13,286.84      664.34    13,951.18     177.18     13,774.00
   --------------------------------------------------------------------------
   Cumulative                $5,678.18               $1,904.18

AB MULTI-MANAGER SELECT 2030 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  516.49    $ 9,962.26
   2              9,962.26      498.11    10,460.37     133.89     10,326.48
   3             10,326.48      516.32    10,842.81     138.79     10,704.02
   4             10,704.02      535.20    11,239.22     143.86     11,095.36
   5             11,095.36      554.77    11,650.12     149.12     11,501.00
   6             11,501.00      575.05    12,076.05     154.57     11,921.48
   7             11,921.48      596.07    12,517.55     160.22     12,357.33
   8             12,357.33      617.87    12,975.19     166.08     12,809.11
   9             12,809.11      640.46    13,449.57     172.15     13,277.41
   10            13,277.41      663.87    13,941.28     178.45     13,762.84
   --------------------------------------------------------------------------
   Cumulative                $5,676.47               $1,913.64

AB MULTI-MANAGER SELECT 2035 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  514.48    $ 9,964.27
   2              9,964.27      498.21    10,462.49     138.10     10,324.38
   3             10,324.38      516.22    10,840.60     143.10     10,697.50
   4             10,697.50      534.88    11,232.38     148.27     11,084.11
   5             11,084.11      554.21    11,638.32     153.63     11,484.69
   6             11,484.69      574.23    12,058.93     159.18     11,899.75
   7             11,899.75      594.99    12,494.74     164.93     12,329.80
   8             12,329.80      616.49    12,946.29     170.89     12,775.40
   9             12,775.40      638.77    13,414.17     177.07     13,237.11
   10            13,237.11      661.86    13,898.96     183.47     13,715.50
   --------------------------------------------------------------------------
   Cumulative                $5,668.60               $1,953.11

AB MULTI-MANAGER SELECT 2040 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  513.47    $ 9,965.28
   2              9,965.28      498.26    10,463.54     152.77     10,310.77
   3             10,310.77      515.54    10,826.31     158.06     10,668.25
   4             10,668.25      533.41    11,201.66     163.54     11,038.12
   5             11,038.12      551.91    11,590.02     169.21     11,420.81
   6             11,420.81      571.04    11,991.85     175.08     11,816.77
   7             11,816.77      590.84    12,407.61     181.15     12,226.45
   8             12,226.45      611.32    12,837.78     187.43     12,650.35
   9             12,650.35      632.52    13,282.86     193.93     13,088.93
   10            13,088.93      654.45    13,743.38     200.65     13,542.73
   --------------------------------------------------------------------------
   Cumulative                $5,638.04               $2,095.31

AB MULTI-MANAGER SELECT 2045 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  513.47    $ 9,965.28
   2              9,965.28      498.26    10,463.54     165.32     10,298.22
   3             10,298.22      514.91    10,813.13     170.85     10,642.28
   4             10,642.28      532.11    11,174.39     176.56     10,997.84
   5             10,997.84      549.89    11,547.73     182.45     11,365.28
   6             11,365.28      568.26    11,933.54     188.55     11,744.99
   7             11,744.99      587.25    12,332.24     194.85     12,137.39
   8             12,137.39      606.87    12,744.26     201.36     12,542.90
   9             12,542.90      627.15    13,170.05     208.09     12,961.96
   10            12,961.96      648.10    13,610.06     215.04     13,395.02
   --------------------------------------------------------------------------
   Cumulative                $5,611.56               $2,216.54

AB MULTI-MANAGER SELECT 2050 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  513.47    $ 9,965.28
   2              9,965.28      498.26    10,463.54     301.35     10,162.19
   3             10,162.19      508.11    10,670.30     307.30     10,363.00
   4             10,363.00      518.15    10,881.15     313.38     10,567.77
   5             10,567.77      528.39    11,096.16     319.57     10,776.59
   6             10,776.59      538.83    11,315.42     325.88     10,989.53
   7             10,989.53      549.48    11,539.01     332.32     11,206.69
   8             11,206.69      560.33    11,767.02     338.89     11,428.13
   9             11,428.13      571.41    11,999.54     345.59     11,653.95
   10            11,653.95      582.70    12,236.65     352.42     11,884.23
   --------------------------------------------------------------------------
   Cumulative                $5,334.41               $3,450.17

AB MULTI-MANAGER SELECT 2055 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  513.47    $ 9,965.28
   2              9,965.28      498.26    10,463.54     241.71     10,221.83
   3             10,221.83      511.09    10,732.92     247.93     10,484.99
   4             10,484.99      524.25    11,009.24     254.31     10,754.93
   5             10,754.93      537.75    11,292.68     260.86     11,031.82
   6             11,031.82      551.59    11,583.41     267.58     11,315.83
   7             11,315.83      565.79    11,881.62     274.47     11,607.16
   8             11,607.16      580.36    12,187.51     281.53     11,905.98
   9             11,905.98      595.30    12,501.28     288.78     12,212.50
   10            12,212.50      610.63    12,823.13     296.21     12,526.91
   --------------------------------------------------------------------------
   Cumulative                $5,453.77               $2,926.85

AB MULTI-MANAGER SELECT 2060 FUND
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  513.47    $ 9,965.28
   2              9,965.28      498.26    10,463.54     154.86     10,308.68
   3             10,308.68      515.43    10,824.11     160.20     10,663.91
   4             10,663.91      533.20    11,197.11     165.72     11,031.39
   5             11,031.39      551.57    11,582.96     171.43     11,411.53
   6             11,411.53      570.58    11,982.11     177.34     11,804.77
   7             11,804.77      590.24    12,395.01     183.45     12,211.56
   8             12,211.56      610.58    12,822.14     189.77     12,632.37
   9             12,632.37      631.62    13,263.99     196.31     13,067.68
   10            13,067.68      653.38    13,721.06     203.07     13,517.99
   --------------------------------------------------------------------------
   Cumulative                $5,633.61               $2,115.62

--------
* Expenses are net of any fee waiver or expense waiver until November 30, 2019 (until February 1, 2020 for AB Multi-Manager Select 2060 Fund), per the Adviser's fee waiver arrangements. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver in the Summary Information at the beginning of this Prospectus (except that, in the case of AB Multi-Manager Select 2060 Fund, offering costs are not included after the first year).

APPENDIX B--FINANCIAL INTERMEDIARY WAIVERS
--------------------------------------------------------------------------------

WAIVER SPECIFIC TO MERRILL LYNCH
--------------------------------------------------------------------------------

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI:

FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT MERRILL LYNCH

.. Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

..  Shares purchased by or through a 529 Plan

.. Shares purchased through a Merrill Lynch affiliated investment advisory program

.. Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

..  Shares of funds purchased through the Merrill Edge Self-Directed platform
   (if applicable)

.. Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

.. Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

.. Employees and registered representatives of Merrill Lynch or its affiliates and their family members

.. Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus

.. Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
   (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC WAIVERS ON A AND C SHARES AVAILABLE AT MERRILL LYNCH

..  Death or disability of the shareholder

.. Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus

..  Return of excess contributions from an IRA Account

.. Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

.. Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

..  Shares acquired through a right of reinstatement

.. Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform

FRONT-END LOAD DISCOUNTS AVAILABLE AT MERRILL LYNCH: BREAKPOINTS, RIGHTS OF ACCUMULATION & LETTERS OF INTENT

..  Breakpoints as described in this prospectus

.. Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

.. Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

WAIVERS SPECIFIC TO MORGAN STANLEY
--------------------------------------------------------------------------------

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds' Prospectus or SAI.

.. Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

..  Morgan Stanley employee and employee-related accounts according to Morgan
   Stanley's account linking rules

.. Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

..  Shares purchased through a Morgan Stanley self-directed brokerage account

.. Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

.. Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and
   (iii) redeemed shares were subject to a front-end or deferred sales charge

WAIVERS SPECIFIC TO AMERIPRISE FINANCIAL
--------------------------------------------------------------------------------

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds' prospectus or SAI:

.. Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

..  Shares purchased through an Ameriprise Financial investment advisory program
   (if an advisory or similar share class for such investment advisory program is not available)

.. Shares purchased by third-party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform (if an advisory or similar share class for such investment advisory program is not available)

.. Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within same fund family)

.. Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

.. Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

..  Shares purchased by or through qualified accounts (including IRAs, Coverdell
   Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

.. Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
   (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement)

WAIVERS SPECIFIC TO RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES & RAYMOND JAMES AFFILIATES ("RAYMOND JAMES")
--------------------------------------------------------------------------------

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund's Prospectus or SAI.

FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT RAYMOND JAMES

..  Shares purchased in an investment advisory program

.. Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

.. Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

.. Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
   (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

.. A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC WAIVERS ON CLASS A AND C SHARES AVAILABLE AT RAYMOND JAMES

..  Death or disability of the shareholder

.. Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

..  Return of excess contributions from an IRA Account

.. Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in this Fund's Prospectus

.. Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

..  Shares acquired through a right of reinstatement

FRONT-END LOAD DISCOUNTS AVAILABLE AT RAYMOND JAMES: BREAKPOINTS, AND/OR RIGHTS OF ACCUMULATION

..  Breakpoints as described in this Prospectus

.. Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

For more information about the Funds, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI and the independent registered public accounting firm's report and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.abfunds.com

Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about each Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.abfunds.com.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SEC File No.: 811-01716

                                                                  PRO-0156-0219

                                    [GRAPHIC]